UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22990

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Pomona Investment Fund

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(Exact name of registrant as specified in charter)

780 Third Avenue, 46th Floor

New York, NY 10017

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(Address of principal executive offices) (Zip code)

Michael D. Granoff

Pomona Management LLC

780 Third Avenue, 46th Floor

New York, NY 10017

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(Name and address of agent for service)

registrant's telephone number, including area code: (212) 593-3639

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Date of fiscal year end: March 31

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Date of reporting period: March 31, 2023

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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

(a)

Annual Report

March 31, 2023

Pomona Investment Fund	Report of Independent Registered Public Accounting Firm
March 31, 2023

The Board of Trustees and Shareholders of Pomona Investment Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Pomona Investment Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2023, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2023, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets and its consolidated financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The consolidated financial highlights for the three years ended March 31, 2021, were audited by another independent registered public accounting firm whose report, dated June 1, 2021, expressed an unqualified opinion on those consolidated financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the underlying investees and others; when replies were not received from underlying investees, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Pomona investment companies since 2021.

Boston, Massachusetts

May 30, 2023

Annual Report | March 31, 2023	1

Pomona Investment Fund	Management’s Discussion of Fund Performance
March 31, 2023 (Unaudited)

Performance Overview

For the fiscal year ended March 31, 2023, Pomona Investment Fund (“PIF” or the “Fund”) generated a net total return of -0.74%1, which brings the Fund’s trailing net annualized return over the preceding 5-year period to 17.56%1. PIF has outperformed the MSCI World Index over both of these time horizons by 580 basis points and 899 basis points, respectively.

The overall performance of the Fund’s portfolio throughout the previous one-year period was mainly driven by the appreciation in value of its Secondary, Primary and Seasoned Primary investments. These gains were offset by a reduction in value in the Fund’s Co-Investment holdings.

Market Conditions

Throughout the majority of 2022 and the early stages of 2023, the global economy has experienced a variety of pressure points ranging from price inflation and rising interest rates to geopolitical conflict to disruption in the regional banking sector. Each of these events has had an impact on broader global markets and has led to declines in both public equities and bonds. As we have seen in previous times of macro-economic distress, Private Equity valuations were more resilient and have provided investors with downside protection.

While the secondary market is not immune or uncorrelated to these market dynamics, this level of volatility can provide opportunity. It has been estimated that total secondary transaction volume exceeded $100b for the second consecutive year in 2022, and average secondary pricing has decreased to levels not seen since 20122. This combination of factors provides an opportunity for secondary investors to acquire high-quality assets at discounted prices which provides a margin of safety that can be critical when investing in times of macro-economic stress.

Investment Program

As of the end of the fiscal year, the Fund’s portfolio was comprised of 290 underlying holdings, via relationships with 126 private equity sponsors, and had exposure to approximately 2,000 portfolio companies. We believe that the Fund continues to provide its investor base with a highly diversified portfolio of mature private equity assets with exposure to a variety of investment strategies, vintages, and geographies.

Throughout the twelve months ended March 31, 2023, the Fund committed more than $350m and acquired interests in 48 underlying funds via both Secondary transactions and Primary commitments. The Fund was able to source and close on a wide array of investment opportunities and continues to add what the Adviser believes to be best in class private equity assets to its portfolio.

[1]	Represents performance for Class I shares
[2]	Greenhill Global Secondary Market Review – February 2023

2	www.pomonainvestmentfund.com

Pomona Investment Fund	Performance Update
March 31, 2023 (Unaudited)

Performance of $25,000 Initial Investment (as of 3/31/2023)

The graph shown above represents historical performance of a hypothetical investment of $25,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of 3/31/2023)

	1 Year	3 Year	5 Year	Since Inception*	Inception Date
Pomona Investment Fund Class A	-1.28%	24.95%	16.92%	13.87%	5/7/2015
Pomona Investment Fund Class A (w/ Load)	-4.24%	23.69%	16.21%	13.43%	5/7/2015
Pomona Investment Fund Class I	-0.74%	25.64%	17.56%	17.56%	4/1/2018
Pomona Investment Fund Class M2	-0.74%	25.63%	17.55%	16.47%	10/1/2016
MSCI World Index	-6.54%	16.96%	8.57%	8.41%	5/7/2015

MSCI World Index. The “MSCI World Index” is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. (https://www.msci.com/world) The MSCI World Index has not been selected to represent an appropriate benchmark to compare an investor’s performance, but rather is shown as a comparison to that of a well-known and widely recognized index. The MSCI World Index is not subject to any of the fees and expenses to which any Pomona fund would be subject and no fund sponsored by Pomona Capital will attempt to replicate the performance of the MSCI World Index.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance and dollar amounts quoted above do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Fund performance current to the most recent month-end is available by calling 1-(844)-2POMONA or by visiting www.pomonainvestmentfund.com.

Annual Report | March 31, 2023	3

Pomona Investment Fund	Consolidated Schedule of Investments
March 31, 2023

Private Equity Investments (90.05%)(a)(b)	Geographic Region(c)	Acquisition Date	Fair Value
Direct Investments/Co-Investments (2.56%)
BSV Opportunities B, F.C.R.E(d)	Europe	12/16/2021	$4,079,314
Dyal V Nimbus Cayman (B), L.P.	North America	09/10/2021	8,345,541
Dyal V Nimbus U.S. (A), LLC	North America	09/10/2021	1,724,169
Investcorp Aspen Offshore Fund, L.P.(d)	Rest of World	07/01/2019	8,259,693
Roark Capital Partners II Sidecar, L.P.(d)	North America	10/18/2018	1,580,651
Total Direct Investments/Co-Investments			23,989,368

Primary Investments (4.66%)
Aberdeen U.S. Private Equity VIII (Offshore), L.P.	Europe	04/11/2019	3,155,420
Accel-KKR Capital Partners VII, L.P.(d)	North America	12/16/2022	–
Accel-KKR Growth Capital Partners IV, L.P.(d)	North America	12/17/2021	572,888
Berkshire Fund X-A, L.P.(d)	North America	09/22/2020	4,085,670
CB Offshore Equity X, L.P.	North America	11/20/2020	1,966,189
Clearlake Capital Partners VII (USTE), L.P.	North America	09/17/2021	2,515,100
Dyal V Offshore Investors, L.P.	North America	09/20/2021	1,904,255
Genstar Capital Partners X, L.P.(d)	North America	04/01/2021	3,000,527
Green Equity Investors Side IX, L.P.(d)	North America	03/01/2022	(8,901)
Hellman & Friedman Capital Partners IX (Parallel), L.P.	North America	09/28/2018	2,658,007
Hellman & Friedman Capital Partners X (Parallel), L.P.(d)	North America	05/10/2021	3,659,120
Hellman & Friedman Capital Partners XI (Parallel), L.P.(d)	North America	12/16/2022	–
Roark Capital Partners V (TE), L.P.	North America	04/30/2018	5,921,968
Roark Capital Partners VI (TE), L.P.(d)	North America	01/28/2022	1,708,577
TA XIV-B, L.P.(d)	North America	05/27/2021	2,644,414
The Veritas Capital Fund VII, L.P.(d)	North America	10/10/2019	3,948,980
The Veritas Capital Fund VIII, L.P.	North America	03/16/2022	3,081,057
Thoma Bravo Explore Fund II-A, L.P.(d)	North America	02/03/2022	–
Thoma Bravo Fund XV-A, L.P.	North America	02/03/2022	2,417,343
Vista Equity Partners Fund VIII-A, L.P.(d)	North America	04/27/2022	429,261
Total Primary Investments			43,659,875

Seasoned Primary Investments (4.86%)
Aerospace, Transportation and Logistics Fund II, L.P.(d)	North America	03/31/2019	2,047,679
Avista Capital Partners (Offshore) IV, L.P.	North America	12/01/2017	363,653
Gryphon Partners IV, L.P.(d)	North America	06/08/2016	5,953,634
Gryphon Partners VI-A, L.P.(d)	North America	12/17/2021	6,417,038
Insight Partners (Cayman) XII Buyout Annex Fund, L.P.(d)	North America	10/26/2021	2,879,130
Ironsides Offshore Direct Investment Fund V, L.P.(d)	North America	12/31/2019	4,003,101
L Catterton IX, L.P.(d)	North America	03/09/2021	6,495,731
Merit Mezzanine Fund VI, L.P.(d)	North America	03/02/2018	1,645,322
OceanSound Partners Fund, L.P.(d)	North America	01/31/2022	7,989,478
Sorenson Capital Partners IV-B, L.P.(d)	North America	01/11/2022	3,761,297
VSS Structured Capital Parallel III, L.P.	North America	01/26/2018	3,954,616
Total Seasoned Primary Investments			45,510,679

The accompanying notes are an integral part of these Consolidated Financial Statements.
4	www.pomonainvestmentfund.com

Pomona Investment Fund	Consolidated Schedule of Investments
March 31, 2023

Private Equity Investments (90.05%)(a)(b) (continued)	Geographic Region(c)	Acquisition Date	Fair Value
Secondary Investments (77.97%)
ABRY Partners V, L.P.(d)	North America	12/31/2018	$4,441
Accel-KKR Capital Partners CV III, L.P.(d)	North America	06/30/2021	2,832,312
Accel-KKR Capital Partners III, L.P.(d)	North America	06/30/2021	19,118
Advent International GPE VI-A Limited Partnership(d)	North America	03/31/2021	174,840
Advent International GPE VII-B Limited Partnership(d)	North America	06/30/2015	757,630
Advent International GPE VIII-B-2, L.P.(d)	North America	03/31/2022	3,289,427
Advent International GPE VIII-C Limited Partnership(d)	North America	12/31/2019	2,403,018
AEA EXC CF, L.P.(d)	North America	08/12/2022	11,123,052
American Securities Partners V, L.P.(d)	North America	03/31/2022	6,281
American Securities Partners VI, L.P.(d)	North America	03/31/2022	2,378,608
American Securities Partners VII, L.P.(d)	North America	12/30/2022	40,219,992
AP VIII Private Investors Offshore (USD), L.P.(d)	Europe	06/30/2017	61,847
AP VIII Private Investors, LLC(d)	Europe	06/28/2019	1,243,507
Apax Europe VI - A, L.P.(d)	Europe	12/30/2016	203,393
Apax Europe VII, L.P.(d)	Europe	03/31/2021	24,866
Apollo Investment Fund VI, L.P.(d)	North America	12/31/2018	67,243
Apollo Investment Fund VII, L.P.	North America	09/29/2017	16,768
Ares Corporate Opportunities Fund III, L.P.(d)	North America	12/31/2019	38,914
Artiman Ventures III, L.P.(d)	North America	03/31/2021	695,903
Astorg VI SLP(d)	Europe	03/31/2022	2,335,214
Astorg VII SLP(d)	Europe	03/31/2022	8,154,539
Atlas Capital Resources, L.P.(d)	North America	06/30/2021	360,403
Audax Mezzanine Fund III, L.P.	North America	09/30/2016	634,705
Audax Private Equity Fund Aspen CF, L.P.(d)	North America	03/24/2022	8,046,206
Audax Private Equity Fund III, L.P.(d)	North America	09/30/2015	163,048
Audax Private Equity Fund, L.P.(d)	North America	12/31/2018	3,093
Audax Senior Loan Fund III, L.P.	North America	09/28/2018	326,928
Avista Capital Partners (Offshore) II, L.P.	North America	12/31/2019	189,564
Avista Healthcare Partners, L.P.(d)	North America	12/31/2019	156,181
Bain Capital Asia Fund II, L.P.(d)	North America	12/31/2019	2,058,311
Bain Capital Distressed and Special Situations 2013 E, L.P.(d)	North America	06/30/2015	60,908
Bain Capital Empire Holdings, L.P.(d)	North America	09/21/2022	16,805,288
Bain Capital Europe Fund III, L.P.(d)	North America	12/30/2016	204,791
Bain Capital Fund VII, L.P.(d)	North America	12/29/2017	7,857,394
Bain Capital Fund X, L.P.(d)	North America	12/30/2015	1,899,057
Bain Capital VII Coinvestment Fund, L.P.(d)	North America	12/29/2017	105,658
BC Asia III Private Investors, L.P.	North America	06/30/2020	2,500,187
BC Europe IV Private Investors, L.P.	North America	06/30/2020	1,066,326
BC European Capital IX-8, L.P.(d)	Europe	12/31/2020	893,801
BC Life Sciences Private Investors, L.P.(d)	North America	06/30/2020	1,457,795
BC XI Private Investor, L.P.	North America	06/30/2020	2,219,851
BC XII Private Investors, L.P.	North America	06/30/2020	4,355,022
BCP V-S, L.P.(d)	North America	09/29/2017	51
Berkshire Fund IX, L.P.	North America	09/03/2021	9,446,245
Berkshire Fund VI, Limited Partnership(d)	North America	12/31/2018	4,610,154
Berkshire Fund VII, L.P.(d)	North America	12/31/2018	217,794
Berkshire Fund VIII (IND), L.P.	North America	09/03/2021	6,316,821
Blackstone Capital Partners V, L.P.(d)	North America	09/29/2017	21,483

The accompanying notes are an integral part of these Consolidated Financial Statements.
Annual Report | March 31, 2023	5

Pomona Investment Fund	Consolidated Schedule of Investments
March 31, 2023

Private Equity Investments (90.05%)(a)(b) (continued)	Geographic Region(c)	Acquisition Date	Fair Value
Secondary Investments (77.97%) (continued)
Bridgepoint Europe IV, L.P.(d)	Europe	03/31/2021	$229,942
Carlyle Partners V, L.P.(d)	North America	12/31/2019	73,969
Carlyle US Equity Opportunity Fund II, L.P.	North America	06/30/2022	1,951,308
Catterton Growth Partners, L.P.(d)	North America	06/30/2021	1,079,973
CCP Strider L.P.(d)	Europe	10/10/2022	15,890,062
CD&R Value Building Partners I, L.P.	North America	12/02/2021	11,408,905
CDRF8 Private Investors, LLC	North America	06/30/2017	118,949
Centerbridge Seaport Acquisition Fund, L.P.(d)	North America	04/27/2022	7,600,000
Cerberus Institutional Partners, L.P. - Series Four	North America	12/30/2016	63,067
Charlesbank Equity Fund IX, Limited Partnership	North America	03/31/2022	3,919,016
Charlesbank Equity Fund VIII, Limited Partnership	North America	03/31/2022	1,616,830
Charterhouse Capital Partners IX, L.P.(d)	Europe	12/31/2021	53,476
CHP III, L.P.(d)	North America	09/29/2017	130,721
CI Capital Investors II, L.P.(d)	North America	12/31/2019	78,044
CI Capital Investors III, L.P.	North America	12/31/2019	17,589,925
Clayton, Dubilier & Rice Fund IX, L.P.	North America	06/30/2022	5,323,788
Clayton, Dubilier & Rice Fund XI, L.P.(d)	North America	06/30/2022	1,789,870
Clearlake Capital Partners II, L.P.	North America	09/30/2022	12,247
Clearlake Capital Partners III, L.P.	North America	09/30/2022	34,286
Clearlake Capital Partners IV, L.P.	North America	12/31/2019	2,479,554
Clearlake Capital Partners V (Offshore), L.P.(d)	North America	12/30/2022	621,448
Clearlake Capital Partners V, L.P.	North America	09/30/2022	23,644,576
Clearlake Capital Partners VI, L.P.(d)	North America	09/30/2022	2,171,875
Clearlake Opportunities Partners (P-Offshore), L.P.	North America	12/31/2019	782,193
Coller International Partners VI, L.P.(d)	Europe	12/31/2021	378,454
Comvest Capital II International (Cayman), L.P.	North America	06/29/2018	49,008
Comvest Capital III International (Cayman), L.P.	North America	06/29/2018	603,441
Court Square Capital Partners (Offshore) III, L.P.	North America	12/31/2020	897,533
CVC Capital Partners VI, L.P.(d)	Europe	12/30/2022	15,615,831
CVC Capital Partners VII (A), L.P.	Europe	08/15/2022	4,024,587
CVC European Equity Partners V (A), L.P.(d)	Europe	12/30/2022	214,583
CVC European Equity Partners V (C), L.P.(d)	Europe	03/31/2023	208,327
DCM IV, L.P.(d)	North America	06/30/2015	60,560
DCM V, L.P.(d)	North America	06/30/2015	132,480
DCM VI, L.P.(d)	North America	06/30/2015	464,383
Dyal US Investors, L.P.	North America	03/31/2022	1,419,805
EQT VI (No.1) Limited Partnership(d)	Europe	12/31/2021	3,778
EQT VII (No.1) Limited Partnership(d)	Europe	12/31/2020	770,110
EQT VIII (No.1) SCSp(d)	Europe	12/31/2020	1,425,161
Equistone Partners Europe Fund IV, L.P.(d)	Europe	12/31/2021	558,461
Fifth Cinven Fund (No.3) Limited Partnership	Europe	12/31/2021	1,802,894
Five Arrows Florence Continuation Fund SCSp(d)	Europe	05/05/2022	9,171,797
Francisco Partners II, L.P.(d)	North America	12/31/2018	8,156
FSN Capital IV, L.P.(d)	Europe	12/31/2019	84,990
General Atlantic Investment Partners 2013, L.P.	North America	12/31/2019	2,330,000
Genstar Capital Partners V, L.P.(d)	North America	03/31/2022	84,422
Genstar Capital Partners VI, L.P.(d)	North America	03/31/2022	915,849
Genstar Capital Partners VII (EU), L.P.(d)	North America	12/31/2020	922,151

The accompanying notes are an integral part of these Consolidated Financial Statements.
6	www.pomonainvestmentfund.com

Pomona Investment Fund	Consolidated Schedule of Investments
March 31, 2023

Private Equity Investments (90.05%)(a)(b) (continued)	Geographic Region(c)	Acquisition Date	Fair Value
Secondary Investments (77.97%) (continued)
Genstar Capital Partners VII, L.P.(d)	North America	03/31/2022	$8,025,862
Genstar Capital Partners VIII BL (EU), L.P.	North America	12/31/2020	2,745,841
Genstar VIII Opportunities Fund I (EU), L.P.(d)	North America	12/31/2020	1,951,869
GESD Investors II, L.P.(d)	North America	09/29/2017	63,639
Green Equity Investors CF II, L.P.(d)	North America	11/30/2021	1,375,145
Green Equity Investors CF, L.P.(d)	North America	04/26/2021	2,837,613
Green Equity Investors Side VI, L.P.(d)	North America	06/30/2021	5,338,443
Green Equity Investors V, L.P.(d)	North America	09/29/2017	118,920
Green Equity Investors VI, L.P.(d)	North America	09/30/2022	4,273,709
Gridiron Capital Fund II, L.P.(d)	North America	12/31/2019	798,896
Gridiron Energy Feeder I, L.P.(d)	North America	05/10/2017	2,426,657
Gryphon Co-Invest Fund IV, L.P.(d)	North America	12/31/2020	297,097
Gryphon Mezzanine Partners II, L.P.	North America	12/30/2022	16,200,052
Gryphon Mezzanine Partners, L.P.	North America	12/30/2022	3,810,049
Gryphon Partners 3.5, L.P.(d)	North America	12/31/2020	95,066
Gryphon Partners IV, L.P.(d)	North America	12/31/2020	1,831,887
Gryphon Partners V-A, L.P.(d)	North America	12/31/2020	2,766,092
GS Capital Partners VI Parallel, L.P.(d)	North America	12/31/2019	22,558
GSO Capital Opportunities Overseas Fund, L.P.(d)	North America	12/30/2015	64,766
GSO Private Investors Offshore II, L.P.	North America	06/30/2017	42,910
GTCR Fund X/C, L.P.(d)	North America	12/31/2021	15,829
H&F Arrow 2, L.P.(d)	North America	08/28/2020	2,381,907
H&F Executives IX, L.P.	North America	09/30/2020	3,317,600
H&F Executives VIII, L.P.	North America	09/30/2020	3,046,231
H.I.G. Bayside Debt & LBO Fund II, L.P.	North America	12/31/2018	324,714
H.I.G. Bayside Loan Opportunity Cayman Fund II, L.P.(d)	North America	03/31/2021	15,266
H.I.G. Capital Partners IV, L.P.(d)	North America	12/31/2018	174,580
Halifax Capital Partners IV, L.P.	North America	03/31/2022	5,068,921
Hamilton Lane-Carpenters Partnership Fund IV, L.P.	North America	03/31/2022	15,904,038
Hamilton Lane-Carpenters Partnership Fund V, L.P.(d)	North America	03/31/2022	6,495,859
Harvest Partners Structured Capital Fund II, L.P.(d)	North America	12/30/2022	23,892,773
Harvest Partners Structured Capital Fund III, L.P.(d)	North America	12/30/2022	10,450,060
Harvest Partners Structured Capital Fund, L.P.	North America	12/30/2022	15,587,445
Hellman & Friedman Capital Partners VII (Parallel), L.P.(d)	North America	06/28/2019	1,352,362
Hellman & Friedman Capital Partners VII, L.P.(d)	North America	06/30/2021	940,060
HFCP VII (Parallel-A), L.P.(d)	North America	09/30/2021	472,568
HgCapital 6 C L.P.(d)	Europe	03/31/2023	58,923
HgCapital 7 C L.P.(d)	Europe	03/31/2023	1,685,348
HPE Continuation Fund I C.V.(d)	Europe	05/27/2021	3,735,906
Icon Partners II, L.P.	North America	03/27/2021	307,349
Icon Partners III, L.P.(d)	North America	04/13/2021	2,991,435
Insight Equity I, L.P.(d)	North America	12/31/2018	456
Insight Equity II, L.P.(d)	North America	12/31/2018	403,498
Insight Partners Continuation Fund, L.P.	North America	08/14/2019	8,244,443
Insight Venture Partners (Cayman) IX, L.P.	North America	09/30/2019	2,506,745
Insight Venture Partners (Cayman) VIII, L.P.	North America	09/30/2019	1,793,540
Insight Venture Partners Coinvestment Fund (Delaware) III, L.P.(d)	North America	09/30/2019	235,722
Insight Venture Partners Coinvestment Fund II, L.P.	North America	06/30/2015	1,156,377

The accompanying notes are an integral part of these Consolidated Financial Statements.
Annual Report | March 31, 2023	7

Pomona Investment Fund	Consolidated Schedule of Investments
March 31, 2023

Private Equity Investments (90.05%)(a)(b) (continued)	Geographic Region(c)	Acquisition Date	Fair Value
Secondary Investments (77.97%) (continued)
Insight Venture Partners Coinvestment Fund III, L.P.(d)	North America	06/30/2015	$116,191
Insight Venture Partners Growth-Buyout Coinvestment Fund
(Cayman), L.P.(d)	North America	09/30/2019	853,965
Insight Venture Partners Growth-Buyout Coinvestment Fund,
L.P.(d)	North America	09/30/2019	52,758
Insight Venture Partners IX, L.P.	North America	09/30/2019	64,041
Insight Venture Partners VII, L.P.	North America	06/30/2015	2,171,407
Insight Venture Partners VIII (Co-Investors), L.P.	North America	12/31/2019	215,354
Insight Venture Partners VIII, L.P.	North America	06/30/2015	2,726,881
JMI Equity Fund VI, L.P.	North America	09/29/2017	18,788
Kelso Investment Associates IX, L.P.(d)	North America	03/31/2022	1,948,048
Kelso Investment Associates VIII, L.P.(d)	North America	09/29/2017	489,459
KKR 2006 Fund, L.P.	North America	09/29/2017	3,562
KKR 2006 Private Investors Offshore, L.P.	North America	06/30/2017	1,815
KKR Americas Fund XII, L.P.	North America	03/31/2021	3,230,688
KKR China Growth Fund, L.P.(d)	North America	12/31/2021	438,392
KKR North America Fund XI, L.P.(d)	North America	12/31/2021	3,950,116
KPS Special Situations Fund III (Supplemental Feeder), Ltd.(d)	North America	09/29/2017	7,918
KPS Special Situations Fund III, L.P.(d)	North America	09/29/2017	5,564
Lightspeed Venture Partners IX, L.P.(d)	North America	12/31/2020	3,297,382
Lion/Simba Investors, L.P.	Europe	12/21/2020	4,375,658
Littlejohn Fund III, L.P.(d)	North America	12/31/2018	22,183
Littlejohn Fund IV, L.P.(d)	North America	12/30/2015	840,663
Lovell Minnick Equity Partners III, L.P.	North America	06/30/2021	735,517
Madison Dearborn Capital Partners VI-C, L.P.	North America	03/31/2021	17,237
Madison Dearborn Capital Partners VII, L.P.	North America	03/31/2022	7,505,252
Marlin Equity III, L.P.(d)	North America	06/30/2021	43,135
Mason Wells Buyout Fund III Limited Partnership(d)	North America	03/31/2021	2,680
MDP Fund, L.P.(d)	Europe	06/30/2015	69,880
Merchant Banking Partners IV, L.P.(d)	North America	09/29/2017	15,197
Montagu+ SCSp(d)	Europe	11/10/2021	8,421,414
Montreux Equity Partners IV, L.P.(d)	North America	09/29/2017	373,435
MPE Partners II, L.P.	North America	06/28/2019	1,738,065
MSouth Equity Partners II, L.P.	North America	12/31/2019	535,532
Nautic Partners VI-A, L.P.(d)	North America	12/31/2019	326,908
Navis Asia Fund VI, L.P.	Rest of World	03/31/2021	31,786
NB SPV, L.P.(d)	North America	08/27/2021	4,865,500
New Enterprise Associates 12, Limited Partnership(d)	North America	09/29/2017	42,177
New Mountain Partners III, L.P.(d)	North America	09/29/2017	56,045
New Mountain Partners IV, L.P.(d)	North America	03/31/2023	1,713,296
New Mountain Partners V, L.P.(d)	North America	03/31/2023	7,635,922
NewView Capital Fund I, L.P.(d)	North America	10/31/2018	5,853,302
North Bridge Growth Equity II, L.P.(d)	North America	12/31/2020	8,130,212
Oak Investment Partners XII, Limited Partnership(d)	North America	03/31/2019	37,507
Oaktree Opportunities Fund IX (Cayman), L.P.(d)	North America	12/31/2021	2,291,276
Oaktree Opportunities Fund VIII (Cayman), Ltd.(d)	North America	12/31/2021	7,734

The accompanying notes are an integral part of these Consolidated Financial Statements.
8	www.pomonainvestmentfund.com

Pomona Investment Fund	Consolidated Schedule of Investments
March 31, 2023

Private Equity Investments (90.05%)(a)(b) (continued)	Geographic Region(c)	Acquisition Date	Fair Value
Secondary Investments (77.97%) (continued)
Oaktree Private Investment Fund 2010, L.P.	North America	06/30/2015	$54,398
Paladin III (HR), L.P.(d)	North America	09/29/2017	191,717
Pamlico Capital III Continuation Fund, L.P.(d)	North America	01/27/2023	7,939,569
Pamlico Capital III, L.P.(d)	North America	12/31/2019	27,494
Parthenon Investors II, L.P.(d)	North America	12/31/2018	239,134
Parthenon Investors III, L.P.(d)	North America	12/31/2018	616,044
Pegasus WSJLL Fund, L.P.(d)	North America	12/13/2021	9,758,179
Permira IV Feeder, L.P.(d)	Europe	04/23/2020	8,972,625
Platinum Equity Capital Partners II	North America	09/29/2017	139,562
PRO SPV, L.P.(d)	North America	08/27/2021	7,343,082
Providence Equity Offshore Partners IV, L.P.(d)	North America	12/30/2016	14,108
Providence Equity Partners V, L.P.(d)	North America	12/30/2016	29,105
Providence Equity Partners VI, L.P.	North America	12/30/2016	468,967
Providence Equity Partners VII, L.P.	North America	09/29/2017	308,386
PT2-A, L.P.(d)	North America	12/16/2021	7,117,615
PTEV-A, L.P.(d)	North America	12/30/2021	3,895,571
RCF V Annex Fund, L.P.(d)	Rest of World	06/30/2021	14,281
Resource Capital Fund V, L.P.(d)	Rest of World	06/30/2021	84,379
Riverside Capital Appreciation Fund V, L.P.(d)	North America	03/31/2021	244,057
Roark Capital Partners CF RI, L.P.	North America	08/26/2022	882,506
Roark Capital Partners CF, L.P.	North America	05/11/2022	7,441,284
Roark Capital Partners II, L.P.	North America	06/29/2018	394,206
Roark Capital Partners III, L.P.	North America	06/29/2018	6,233,813
Roark Capital Partners IV, L.P.	North America	06/29/2018	7,412,642
Samson Brunello 2, L.P.(d)	North America	02/19/2021	2,001,823
Samson Hockey 2, L.P.(d)	North America	12/23/2020	2,129,683
Samson Shield 2, L.P.(d)	North America	12/23/2020	4,174,009
Saw Mill Capital Partners, L.P.(d)	North America	09/29/2017	65,928
Seidler Equity Partners IV, L.P.	North America	06/30/2021	1,435,913
Silver Lake Partners III, L.P.(d)	North America	12/31/2018	124,886
Silver Lake Partners V, L.P.	North America	06/30/2020	2,556,373
Sixth Cinven Fund (No. 2) Limited Partnership(d)	Europe	12/30/2022	1,982,163
Sixth Cinven Fund (No. 4) Limited Partnership	Europe	06/28/2019	2,628,348
Sixth Street Opportunities Partners III (B), L.P.	North America	06/30/2015	21,359
SL SPV-2, L.P.	North America	02/14/2019	921,354
Sorenson Capital Partners III, L.P.(d)	North America	12/31/2021	11,493,183
Sterling Capital Partners IV, L.P.(d)	North America	12/31/2021	714,025
Summit Partners Growth Equity Fund VIII-B, L.P.	North America	12/31/2021	1,217,934
Summit Partners Private Equity Fund VII-A, L.P.	North America	12/31/2018	271,464
Sun Capital Partners IV, L.P.(d)	North America	12/31/2018	88,315
Sun Capital Partners V, L.P.	North America	12/31/2018	147,538
SunTx Capital Partners II, L.P.(d)	North America	12/31/2019	1,748,306
TA Atlantic and Pacific VI, L.P.(d)	North America	03/31/2021	45,420
TCW/Crescent Mezzanine Partners VB, L.P.(d)	North America	12/30/2015	38,811
Tennenbaum Opportunities Fund V, LLC(d)	North America	09/29/2017	120,417
The Veritas Capital Fund V, L.P.(d)	North America	06/28/2019	21,864,966
The Veritas Capital Fund VI, L.P.(d)	North America	03/31/2022	13,745,114
Thomas H. Lee Parallel (Cayman) Fund VII, L.P.(d)	North America	06/29/2018	2,114,056

The accompanying notes are an integral part of these Consolidated Financial Statements.
Annual Report | March 31, 2023	9

Pomona Investment Fund	Consolidated Schedule of Investments
March 31, 2023

Private Equity Investments (90.05%)(a)(b) (continued)	Geographic Region(c)	Acquisition Date	Fair Value
Secondary Investments (77.97%) (continued)
TowerBrook Investors III, L.P.(d)	North America	12/31/2019	$22,328
TPF II-A, L.P.(d)	North America	12/31/2019	8,945
TPG Growth III (A), L.P.	North America	12/31/2019	1,987,446
TPG Partners V, L.P.(d)	North America	09/29/2017	8,190
TPG Partners VI, L.P.	North America	09/29/2017	230,509
TPG STAR, L.P.(d)	North America	09/29/2017	191,270
Triton Fund III, L.P.(d)	Europe	03/31/2021	41,808
Vista Equity Partners Fund V, L.P.(d)	North America	09/30/2018	15,252,195
Warburg Pincus Global Growth, L.P.(d)	North America	06/30/2022	6,027,761
Warburg Pincus Private Equity XI, L.P.(d)	North America	12/31/2021	3,199,699
Warburg Pincus Private Equity XI-B, L.P.(d)	North America	03/31/2022	4,278,304
Warburg Pincus Private Equity XII, L.P.	North America	06/30/2022	4,830,420
Warburg Pincus Private Equity XII-B, L.P.	North America	03/31/2022	4,861,347
Webster Equity Partners Bristol CF, L.P.(d)	North America	10/15/2021	6,671,978
Wellspring Capital Partners IV, L.P.(d)	North America	06/30/2015	561
White Deer Energy, L.P.(d)	North America	06/30/2021	59,784
Wind Point Partners AAV, L.P.(d)	North America	06/29/2021	1,115,924
Wind Point Partners VII-B, L.P.(d)	North America	09/29/2017	388,939
WP AUSA, L.P.(d)	North America	07/22/2019	8,246,227
Total Secondary Investments			730,663,378

Total Private Equity Investments
(Cost $766,289,335)			$843,823,300

Short-Term Investments (20.21%)	Fair Value
Money Market Funds (20.21%)
Fidelity Government Portfolio, Class I, 4.66%(e)	188,198,154
JPMorgan US Government Money Market Fund, 4.38%(e)	1,173,972

Total Money Market Funds	189,372,126

Total Short-Term Investments
(Cost $189,372,126)	$189,372,126

Total Investments (110.26%)
(Cost $955,661,461)	$1,033,195,426

Liabilities in Excess of Other Assets (-10.26%)	(96,119,338)
Net Assets (100.00%)	$937,076,088

The accompanying notes are an integral part of these Consolidated Financial Statements.
10	www.pomonainvestmentfund.com

Pomona Investment Fund	Consolidated Schedule of Investments
March 31, 2023

(a)	Private Equity Investments are generally offered in private placement transactions and as such are illiquid and generally restricted as to resale. Total cost and fair value of illiquid and restricted securities as of March 31, 2023 was $766,289,335 and $843,823,300, respectively.
(b)	Pomona Investment Fund ordinarily acquires portfolios of investments that are comprised of interests in multiple private equity funds

(rather than single interests in such funds) and pays a single purchase price for each such portfolio. As a result, the specific acquisition cost allocated to each Private Equity Investment does not necessarily reflect the actual cost of each such investment. The information regarding the Private Equity Investments, as listed in the Consolidated Schedule of Investments above, has not been prepared, reviewed or approved by any such Private Equity Fund or any general partner, manager or sponsor of such Private Equity Investments or any of their respective affiliates. As of March 31, 2023, the aggregate cost of each investment restricted to resale was: $6,544,844, $2,587,369, $3,576,419, $4,414,568, $919,594, $2,039,985, $–, $623,594, $3,868,915, $1,746,320, $2,568,672, $2,068,335, $2,838,092, $–, $1,940,495, $3,598,539, $–, $3,793,760, $1,450,488, $2,900,000, $2,828,815, $3,236,874, $–, $2,563,705, $438,782, $1,889,859, $390,084, $3,568,010, $6,292,110, $3,175,000, $2,458,321, $5,690,665, $2,093,508, $5,961,996, $3,874,700, $2,726,076, $28,494, $3,815,184, $11,589, $41,815, $1,784,694, $2,920,982, $1,647,972, $11,204,532, $4,125, $1,825,493, $31,903,796, $161,383, $1,882,323, $406,876, $20,004, $207,218, $297,374, $585,763, $547,290, $3,873,937, $6,339,524, $1,211,082, $1,433,742, $7,370,000, $2,308,026, $2,154, $467,780, $7,041, $370,995, $2,211,922, $–, $16,967,972, $962,325, $5,516,370, $4,222,683, $49,683, $479,733, $815,423, $1,487,440, $456,611, $1,148,658, $2,613,879, $47,747, $9,082,199, $6,040,488, $992,633, $6,497,467, $444,287, $130,322, $53,331, $1,701,814, $209,397, $15,545,080, $10,018,575, $292,336, $8,959,290, $688,460, $2,578,624, $973,020, $–, $219,093, $4,816, $11,849,496, $4,977,640, $1,768,270, $8,160, $4,086, $2,477,154, $493,058, $22,485,653, $2,141,126, $686,487, $318,119, $151,461, $1,611,792, $754,319, $12,100,084, $2,729,514, $216,805, $240,918, $133,659, $1,192,677, $1,765,509, $1,419,937, $–, $893,664, $1,145,325, $496,737, $2,327,963, $8,227,875, $112,127, $127,519, $2,078,946, $212,384, $1,309,870, $785,985, $6,130,551, $1,615,073, $1,172,698, $13,778, $1,185,423, $–, $4,622,463, $6,470,732, $3,564,207, $1,884,241, $1,741,331, $343,019, $14,522,053, $3,729,884, $163,282, $2,022,755, $2,156,452, $16,951, $261,086, $208,497, $–, $1,233,452, $2,343,393, $1,650,176, $614,120, $–, $1,701,939, $5,715,430, $13,123,094, $5,744,263, $18,853,951, $9,328,221, $13,292,359, $7,824,423, $656,860, $951,764, $46,154, $1,200,464, $3,303,171, $184,439, $3,844,385, $157,636, $822,646, $4,834,186, $1,655,465, $1,348,501, $371,249, $577,528, $150,922, $715,644, $44,571, $42,103, $1,655,999, $168,947, $2,126,070, $2,477, $1,285,943, $800,503, $177,890, $6,030, $2,955,558, $226,349, $3,110,105, $496,027, $487,454, $2,076,806, $2,827,341, $10,272, $2,009,981, $773,985, $203,731, $6,919,517, $29,533, $233,687, $1,890,887, $705, $6,689,162, $352,649, $125,230, $1,351,268, $175,792, $239,608, $5,000,000, $122,223, $1,026,469, $1,248,635, $4,867,600, $3,684,654, $9,266,378, $166,027, $814,410, $837, $45,196, $10,226, $7,173,868, $1,504,205, $229,506, $510,507, $8,564,953, $4,040,346, $301,898, $5,553,019, $19,151, $367,900, $3,473,779, $235,776, $6,414,863, $4,285,377, $6,023, $14,852, $256,800, $551,372, $6,034,145, $783,059, $4,473,092, $5,917,999, $896,105, $903,850, $4,008,487, $675,116, $2,036,010, $890,518, $1,913,514, $1,375,230, $1,498,965, $20,961, $495,437, $12,158,471, $956,950, $898,296, $532,783, $243,191, $495,481, $1,097,436, $20,352, $223,457, $113,418, $17,368,314, $14,589,173, $2,100,840, $267,492, $21,751, $2,082,909, $325,255, $1,479,726, $495,028, $276,706, $12,232,649, $4,312,665, $2,988,658, $3,611,204, $4,626,615, $5,777,926, $9,343,471, $3,997, $66,690, $930,423, $469,002 and $4,927,500, respectively, totaling, $766,289,335.

(c)	In the case of Private Equity Investments, geographic region generally refers to where the general partner is headquartered and may be different from where a Private Equity Investment invests or operates.
(d)	Non-income producing security.
(e)	The rate shown is the annualized 7-day yield as of March 31, 2023.

The information regarding the Private Equity Investments, as presented above, has not been prepared, reviewed or approved by any such Private Equity Fund or any general partner, manager or sponsor of such Private Equity Investments or any of their respective affiliates.

The accompanying notes are an integral part of these Consolidated Financial Statements.
Annual Report | March 31, 2023	11

Pomona Investment Fund	Consolidated Statement of Assets and Liabilities
March 31, 2023

ASSETS:
Private Equity Investments, at fair value (Cost, $766,289,335)	$843,823,300
Short-Term Investments, at fair value (Cost, $189,372,126)	189,372,126
Cash	551,346
Cash held in foreign currency denominations (Cost, $428,254)	429,313
Interest receivable	771,689
Private Equity Investments paid in advance	674,138
Prepaid Insurance	187,530
Other assets	84,855
Deferred offering costs	78,091
Deferred financing costs	76,847
Total Assets	1,036,049,235

LIABILITIES:
Loan payable	77,576,100
Payable for shares repurchased	9,115,955
Payable for investments purchased, not yet settled	4,154,023
Management fees payable	3,986,581
Commitment and interest fees payable	1,084,734
Sub-Administration fees payable	832,282
Distribution and servicing fee payable	608,921
Administration fee payable	604,027
Professional fees payable	482,144
Expense recoupment payable	305,295
Other accrued expenses	223,085
Total Liabilities	98,973,147
Commitments and contingencies (see Notes 9 and 10)
Net Assets	$937,076,088

Net Assets
Paid-in capital	$813,892,433
Total distributable earnings	123,183,655
Net Assets	$937,076,088

Net Assets Attributable to:
Class A Shares	$440,313,372
Class M2 Shares	1,124,784
Class I Shares	495,637,932
$937,076,088

Shares Outstanding:
Class A Shares	31,385,419
Class M2 Shares	76,397
Class I Shares	33,660,691
65,122,507

Net asset value per share:
Class A Shares	$14.03
Class M2 Shares	$14.72
Class I Shares	$14.72

The accompanying notes are an integral part of these Consolidated Financial Statements.
12	www.pomonainvestmentfund.com

Pomona Investment Fund	Consolidated Statement of Operations
For the Year Ended March 31, 2023

Income
Interest income	$6,814,665
Dividend income	2,506,942
Other income	328,142
Total Income	9,649,749

Expenses
Management fees	12,781,636
Commitment and interest fees	2,810,134
Distribution and servicing fee	1,981,771
Administration fee	1,936,612
Professional fees	1,637,700
Sub-Administration fees	1,064,380
Recoupment of previously waived fees	1,023,186
Transfer agent fees	399,903
Other expenses	893,416
Total Expenses	24,528,738
Net Investment Loss	(14,878,989)

Net Realized Gain and Change in Unrealized Appreciation/(Depreciation) on Private Equity Investments and Foreign Currency
Net realized gain from Private Equity Investments	38,476,538
Net realized loss on foreign currency transactions	(815,119)
Total net realized gain from Private Equity Investments and foreign currency	37,661,419

Net change in unrealized appreciation/(depreciation) on Private Equity Investments	(19,085,622)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	696,729
Total net change in unrealized appreciation/(depreciation) on Private Equity Investments and foreign currency translation	(18,388,893)

Net Realized Gain and Change in Unrealized Appreciation/(Depreciation) on Private Equity Investments and Foreign Currency	19,272,526
Net Increase in Net Assets from operations	$4,393,537

The accompanying notes are an integral part of these Consolidated Financial Statements.
Annual Report | March 31, 2023	13

Pomona Investment Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
Operations
Net investment loss	$(14,878,989)	$(9,165,819)
Net realized gain from Private Equity Investments and foreign currency transactions	37,661,419	66,686,882
Net change in unrealized appreciation/(depreciation) from Private Equity Investments and foreign currency translation	(18,388,893)	40,223,381
Net increase in Net Assets from operations	4,393,537	97,744,444

Distributions to Shareholders
Capital gains:
Class A Shares	(12,497,910)	(27,689,197)
Class M2 Shares	(41,344)	(139,586)
Class I Shares	(14,420,340)	(24,662,167)
Decrease in Net Assets from distributions to Shareholders	(26,959,594)	(52,490,950)

Net Assets Transactions
Class A Shares
Proceeds from sale of shares	223,203,704	58,886,357
Reinvestment of distributions	10,363,204	23,456,847
Exchange of shares	(24,360,604)	1,208,126
Repurchase of shares	(31,114,118)	(1,967,215)
Total Class A Transactions	178,092,186	81,584,115
Class M2 Shares
Proceeds from sale of shares	–	–
Reinvestment of distributions	15,994	49,913
Exchange of shares	–	–
Repurchase of shares	–	(8,160,282)
Total Class M2 Transactions	15,994	(8,110,369)
Class I Shares
Proceeds from sale of shares	221,067,150	94,556,681
Reinvestment of distributions	9,522,742	15,977,695
Exchange of shares	24,360,604	(1,208,126)
Repurchase of shares	(19,358,636)	(11,381,087)
Total Class I Transactions	235,591,860	97,945,163

Increase in Net Assets from capital transactions	413,700,040	171,418,909

Net Assets
Beginning of year	545,942,105	329,269,702
End of year	$937,076,088	$545,942,105

The accompanying notes are an integral part of these Consolidated Financial Statements.
14	www.pomonainvestmentfund.com

Pomona Investment Fund	Consolidated Statements of Changes in Net Assets (Continued)

	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
Fund Share Transactions
Shares sold	16,042,493	4,122,878
Shares reinvested	771,083	1,674,365
Shares exchanged	(1,658,035)	86,237
Shares redeemed	(2,228,537)	(132,214)
Net increase in Class A Shares outstanding	12,927,004	5,751,266

Shares sold	–	–
Shares reinvested	1,137	3,429
Shares exchanged	–	–
Shares redeemed	–	(522,368)
Net increase/(decrease) in Class M2 Shares outstanding	1,137	(518,939)

Shares sold	15,087,063	6,340,638
Shares reinvested	676,927	1,097,641
Shares exchanged	1,590,963	(82,996)
Shares redeemed	(1,324,722)	(736,827)
Net increase in Class I Shares outstanding	16,030,231	6,618,456

The accompanying notes are an integral part of these Consolidated Financial Statements.
Annual Report | March 31, 2023	15

Pomona Investment Fund	Consolidated Statement of Cash Flows
For the Year Ended March 31, 2023

Cash Flows From Operating Activities:
Net increase in Net Assets resulting from operations	4,393,537
Adjustments to reconcile net increase in Net Assets from operations to net cash used in operating activities:
Purchase of Private Equity Investments	(318,690,846)
Capital distributions received from Private Equity Investments	70,378,072
Net payments from purchases of short-term investments	(188,743,790)
Net realized gain from Private Equity Investments and foreign currency	(37,661,419)
Net change in unrealized appreciation/(depreciation) on Private Equity Investments and foreign currency translation	18,388,893
Amortization of deferred offering costs	63,732
Amortization of deferred financing costs	31,233
Changes in operating assets and liabilities:
Increase in interest receivable	(766,334)
Increase in Private Equity Investments paid in advance	(206,271)
Decrease in Distribution from Private Equity Investments receivable	32,459
Increase in prepaid insurance	(187,530)
Increase in other assets	(84,855)
Increase in management fees payable	1,624,401
Increase in distribution and servicing fee payable	231,955
Increase in professional fees payable	65,907
Increase in administration fee payable	246,121
Increase in commitment and interest fees payable	767,014
Increase in expense recoupment payable	207,970
Increase in sub-administration fee payable	338,455
Decrease in due to affiliates	(366,320)
Decrease in payable for Investments purchased, not yet settled	(33,473,979)
Increase in other accrued expenses	46,971
Net cash used in operating activities	(483,364,624)

Cash flows from financing activities:
Borrowing received	30,285,110
Proceeds from sale of shares	444,270,854
Payments for shares repurchased	(42,722,569)
Payments for distribution to shareholders	(7,057,654)
Payments for offering costs	(121,741)
Payments for financing costs	(16,852)
Net cash provided by financing activities	424,637,148

Net change in cash	(58,727,476)

Cash and cash equivalents at beginning of year	$59,708,135

Cash and cash equivalents at end of year	$980,659

The accompanying notes are an integral part of these Consolidated Financial Statements.
16	www.pomonainvestmentfund.com

Pomona Investment Fund	Consolidated Statement of Cash Flows (Continued)
For the Year Ended March 31, 2023

Supplemental disclosure of operating activity
Cash paid for interest	1,318,366
Non-cash distributions received from Private Equity Investments	3,165,183

Supplemental disclosure of financing activity
Supplemental disclosure of reinvested distributions	19,901,940

Supplemental disclosure of cash and cash equivalents
Cash and cash equivalents at beginning of year
Cash	$42,234,548
Cash held in foreign currency	17,473,587

Cash and cash equivalents at end of year
Cash	551,346
Cash held in foreign currency	429,313

Total cash and foreign currencies shown on the Consolidated Statement of Cash Flows	$980,659

The accompanying notes are an integral part of these Consolidated Financial Statements.
Annual Report | March 31, 2023	17

Pomona Investment Fund	Consolidated Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Class A Shares
	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021(a)	For the Year Ended March 31, 2020(a)	For the Year Ended March 31, 2019(a)
Net asset value - beginning of year	$14.79	$13.34	$9.14	$10.20	$10.44
Net increase/(decrease) in Net Assets
from investment operations:
Net investment loss(b)	(0.32)	(0.32)	(0.11)	(0.15)	(0.15)
Net realized and unrealized gain on investments	0.11	3.71	5.07	0.40	1.16
Total income/(loss) from investment operations:	(0.21)	3.39	4.96	0.25	1.01
Distributions from capital gains	(0.55)	(1.94)	(0.38)	(1.31)	(1.25)
Distributions from return of capital	–	–	(0.38)	–	–
Total distributions:	(0.55)	(1.94)	(0.76)	(1.31)	(1.25)
Net asset value - end of year	$14.03	$14.79	$13.34	$9.14	$10.20
Total Return(c)	(1.28%)	26.25%	56.54%	1.99%	9.79%
Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$440,313	$273,039	$169,545	$96,479	$94,109
Ratio of net investment loss to average Net Assets(d)	(2.30%)	(2.32%)	(1.09%)	(1.45%)	(1.51%)
Ratio of gross expenses to average Net Assets(d)(e)	3.61%	3.59%	3.80%	4.03%	4.19%
Ratio of expense waiver to average Net Assets	0.00%	0.00 (h)	(0.31%)	(0.48%)	(0.50%)
Ratio of net expenses to average Net Assets(f)(g)	3.61%	3.59%	3.49%	3.55%	3.69%
Portfolio turnover rate	–%	1.23%	–%	0.70%	–%

(a)	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(b)	Based on average shares outstanding during the year. (c) Total Return based on net asset value per share.
(d)	The ratios do not include investment income or expenses of the Private Equity Investments in which the Fund invests.
(e)	Represents the ratio of expenses to average Net Assets absent fee waivers and/or expense reimbursement by the Adviser.
(f)	The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term ending at the end of the Limitation Period to limit the amount of the Fund's total annual ordinary operating expenses, excluding certain "Specified Expenses" as outlined in the Notes to Consolidated Financial Statements. This amount includes expenses incurred by the Fund for recoupment to the Adviser for expenses previously waived. Had the Fund not incurred such expenses, the annualized ratio of net expenses to average net assets would have been 3.47%, 3.53%, 3,49%, 3.55%, and 3.69%, for the years ended March 31, 2023, 2022, 2021, 2020, and 2019, respectively.
(g)	Includes expenses excluded from the expense limitation. In addition, the ratio is calculated based on net expenses and average net assets. If the net expense ratio calculation was calculated quarterly rather than annualized, as is done for expense waiver calculations which is not, however, calculated based on average net assets, the net expense ratio would be 2.95% for each of the years presented above.
(h)	Amount is less than 0.005%.

The accompanying notes are an integral part of these Consolidated Financial Statements.
18	www.pomonainvestmentfund.com

Pomona Investment Fund	Consolidated Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Class M2 Shares
	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021(a)	For the Year Ended March 31, 2020(a)	For the Year Ended March 31, 2019(a)
Net asset value - beginning of year	$15.41	$13.76	$9.36	$10.36	$10.54
Net increase/(decrease) in Net Assets
from investment operations:
Net investment loss(b)	(0.26)	(0.24)	(0.07)	(0.26)	(0.11)
Net realized and unrealized gain on investments	0.12	3.83	5.23	0.57	1.18
Total income/(loss) from investment operations:	(0.14)	3.59	5.16	0.31	1.07
Distributions from capital gains	(0.55)	(1.94)	(0.38)	(1.31)	(1.25)
Distributions from return of capital	–	–	(0.38)	–	–
Total distributions:	(0.55)	(1.94)	(0.76)	(1.31)	(1.25)
Net asset value per Share, end of year	$14.72	$15.41	$13.76	$9.36	$10.36
Total Return(c)	(0.74%)	26.95%	57.37%	2.54%	10.40%
Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,125	$1,160	$8,177	$6,745	$908
Ratio of net investment loss to average Net Assets(d)	(1.74%)	(1.90%)	(0.56%)	(1.19%)	(0.94%)
Ratio of gross expenses to average Net Assets(d)(e)	3.73%	3.62%	3.42%	3.95%	4.30%
Ratio of expense waiver to average Net Assets(f)	(0.86%)	(0.42%)	(0.49%)	(0.79%)	(1.18%)
Ratio of net expenses to average Net Assets(f)(g)	2.87%	3.20%	2.93%	3.16%	3.12%
Portfolio turnover rate	–%	1.23%	–%	0.70%	–%

(a)	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(b)	Based on average shares outstanding during the year.
(c)	Total Return based on net asset value per share.
(d)	The ratios do not include investment income or expenses of the Private Equity Investments in which the Fund invests.
(e)	Represents the ratio of expenses to average Net Assets absent fee waivers and/or expense reimbursement by the Adviser.
(f)	The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term ending at the end of the Limitation Period to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses” as outlined in the Notes to Consolidated Financial Statements.
(g)	Includes expenses excluded from the expense limitation. In addition, the ratio is calculated based on net expenses and average net assets. If the net expense ratio calculation was calculated quarterly rather than annualized, as is done for expense waiver calculations which is not, however, calculated based on average net assets, the net expense ratio would be 2.40% for each of the years presented above.

The accompanying notes are an integral part of these Consolidated Financial Statements.
Annual Report | March 31, 2023	19

Pomona Investment Fund	Consolidated Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Class I Shares
	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021(a)	For the Year Ended March 31, 2020(a)	For the Period April 1, 2018 (Commencement of Operations) to Year Ended March 31, 2019(a)
Net asset value - beginning of period	$15.41	$13.76	$9.36	$10.36	$10.54	(b)
Net increase/(decrease) in Net Assets from investment operations:
Net investment loss(c)	(0.26)	(0.24)	(0.05)	(0.08)	(0.07	)(d)
Net realized and unrealized gain on investments	0.12	3.83	5.21	0.39	1.14
Total income/(loss) from investment operations:	(0.14)	3.59	5.16	0.31	1.07
Distributions from capital gains	(0.55)	(1.94)	(0.38)	(1.31)	(1.25)
Distributions from return of capital	–	–	(0.38)	–	–
Total distributions:	(0.55)	(1.94)	(0.76)	(1.31)	(1.25)
Net asset value per Share, end of period	$14.72	$15.41	$13.76	$9.36	$10.36
Total Return(e)	(0.74%)	26.95%	57.38%	2.54%	10.40	%(f)
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$495,638	$271,743	$151,548	$73,303	$31,948
Ratio of net investment loss to average Net Assets(g)	(1.76%)	(1.86%)	(0.48%)	(1.10%)	(1.24	%)(h)
Ratio of gross expenses to average Net Assets(g)(i)	3.07%	3.05%	3.23%	3.62%	3.86	%(h)
Ratio of expense waiver to average Net Assets(j)	0.00%	0.00 (l)	(0.31%)	(0.53%)	(0.66%)
Ratio of net expenses to average Net Assets(j)(k)	3.07%	3.05%	2.92%	3.09%	3.20	%(h)
Portfolio turnover rate	–%	1.23%	–%	0.70%	–%

(a)	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(b)	The net asset value per share as of the beginning of the period, April 1, 2018

(Commencement of Operations) represents the initial net asset value per Share of $10.54.

(c)	Based on average shares outstanding during the period.
(d)	Per Share data of income/(loss) from investment operations is computed using the total income and expense for this year divided by end of year Shares.
(e)	Total Return based on net asset value per share.
(f)	Not annualized.
(g)	The ratios do not include investment income or expenses of the Private Equity Investments in which the Fund invests.
(h)	Annualized.
(i)	Represents the ratio of expenses to average Net Assets absent fee waivers and/or expense reimbursement by the Adviser.
(j)	The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term ending at the end of the Limitation Period to limit the amount of the Fund's total annual ordinary operating expenses, excluding certain "Specified Expenses" as outlined in the Notes to Consolidated Financial Statements. This amount includes expenses incurred by the Fund for recoupment to the Adviser for expenses previously waived. Had the Fund not incurred such expenses, the annualized ratio of net expenses to average net assets would have been 2.93%, 2.99%, 2.92%, 3.09%, and 3.20% for the years ended March 31, 2023, 2022, 2021, 2020, and 2019, respectively.
(k)	Includes expenses excluded from the expense limitation. In addition, the ratio is calculated based on net expenses and average net assets. If the net expense ratio calculation was calculated quarterly rather than annualized, as is done for expense waiver calculations which is not, however, calculated based on average net assets, the net expense ratio would be 2.95% for each of the periods presented above.
(l)	Amount is less than 0.005%

The accompanying notes are an integral part of these Consolidated Financial Statements.
20	www.pomonainvestmentfund.com

Pomona Investment Fund	Consolidated Notes to Financial Statements
March 31, 2023

1. ORGANIZATION

Pomona Investment Fund (the “Fund”) was organized as a Delaware statutory trust on August 12, 2014 and commenced operations on May 7, 2015. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is managed by Pomona Management LLC (the “Adviser” and the “Administrator”), an investment adviser registered under the Investment Advisers Act of 1940, as amended. The Fund seeks long-term capital appreciation by investing principally in private equity investments (“Private Equity Investments”). On August 3, 2017, in connection with the Fund’s revolving credit agreement, Pomona Investment Fund LLC was organized as a Delaware limited liability company and is a wholly owned subsidiary of the Fund.

The Fund’s Private Equity Investments will predominantly consist of secondary and primary investments in private equity and other private asset funds (“Investment Funds”) and, to a lesser degree, direct investments in operating companies. Co-investments refer to direct investments in an operating company by the Fund alongside other investors, often one or more Investment Funds. Primary investments refer to investments in newly established private equity funds, typically sponsored by investment managers with an established investment track record. Seasoned primary investments, or seasoned primaries, refer to primary investments made after an Investment Fund has already invested a certain percentage of its capital commitments. Secondary investments refer to investments in existing Investment Funds that are typically acquired in privately negotiated transactions.

A board of trustees (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or the Adviser.

As of March 31, 2023, the Fund offered three classes of shares; Classes A, I, and M2 shares. All shares are continuously offered on a quarterly basis.

Class A Shares are offered at the then-current net asset value ("NAV") plus an initial sales charge, if applicable, with a general minimum initial investment of $25,000. Class A Shareholders pay a fee for distribution and shareholder servicing.

Class I Shares are offered to certain institutional investors, at the then-current NAV without an initial sales charge and with a general minimum initial investment of $1,000,000. Class I Shareholders do not pay a fee for distribution or shareholder servicing.

Class M2 Shares are offered through intermediary wealth management platforms associated with private banks and trust companies, at the then-current NAV without an initial sales charge. The general minimum initial investment is $5,000,000. Class M2 Shareholders do not pay a fee for distribution services.

Certain investors may purchase less than the minimum investment for Class I and Class M2 Shares (noted above) pursuant to a Letter of Intent, which is further described in the Fund’s prospectus.

All share classes have the same rights and privileges, and have ownership in the same underlying investment portfolio. The Fund allocates income and expenses to each class of shares based on net assets at the end of the prior quarter plus capital transactions effective as of the beginning of the current quarter. However, certain expenses are applicable to a specific share class in which case they are allocated 100% to that respective share class.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company and therefore applies the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. The following is a summary of significant accounting policies used in preparing the consolidated financial statements.

Consolidation of a Subsidiary

The consolidated financial statements of the Fund include Pomona Investment Fund LLC, a wholly owned-subsidiary of the Fund. All inter-company accounts and transactions have been eliminated.

As of March 31, 2023 the total value of investments held by the subsidiary is $691,733,552, or approximately 74% of the Fund’s net assets.

Annual Report | March 31, 2023	21

Pomona Investment Fund	Consolidated Notes to Financial Statements
March 31, 2023

Valuation of Investments

The Fund follows the provisions of Fair Value Measurement set forth in ASC Topic 820 (“ASC 820”). The Fund has formal valuation policies and procedures (the “Valuation Procedures”), which have been approved by the Board. Effective September 8, 2022, the Adviser was designated as the Valuation Designee (the "Valuation Designee") for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

The Board receives valuation reports from the Valuation Designee quarterly, annually and promptly (as necessary in accordance with Rule 2a-5) and determines if the Valuation Procedures are operating as expected and the outcomes are reliable.

All investments are recorded at “Fair Value” in good faith. Fair value is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and for situations in which market quotations are deemed unreliable. The Private Equity Investments that the Fund makes normally do not have readily available market prices. Determining the fair value of Private Equity Investments and other assets requires that judgment be applied to the specific facts and circumstances of each asset while seeking to employ a valuation process that is consistently followed. There is not necessarily a single standard for determining fair value of such assets, and determinations of fair value may involve subjective judgments and estimates.

The fair values of the Fund’s Private Equity Investments are estimates and are determined by the Valuation Designee in accordance with the Valuation Procedures. If applicable, these estimates are net of management and performance incentive fees or allocations payable pursuant to the respective organizational documents of each Private Equity Investment. Ordinarily, the fair value of a Private Equity Investment held by the Fund is based on the net asset value (“NAV”) of that Private Equity Investment reported by its investment manager. If the Valuation Designee determines that the most recent NAV reported by the investment manager of a Private Equity Investment does not represent the fair value or if the investment manager of a Private Equity Investment fails to report a NAV to the Fund, a fair value determination is made by the Valuation Designee in accordance with the Valuation Procedures. This may include adjusting the previous NAV provided by an investment manager with other relevant information available at the time the Fund values its portfolio, including capital activity and events occurring between the reference dates of the investment manager’s valuation and the relevant valuation date.

The Fund uses NAV as a practical expedient to determine the fair value of its investments in Private Equity Investments. For investments that do not have readily determinable fair values and for which it is not possible to use NAV as a practical expedient, such as certain Direct Investments/Co-Investments, the Valuation Designee will review and value such investments using one or more of the following types of analyses:

•	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and/or other factors for investments with similar characteristics.
•	Discounted cash flow analysis, including a terminal value or exit multiple.
•	The cost of the investment, if the cost is determined to best approximate the fair value of the investment.
•	Valuations implied by third-party investment in similar assets or issuers.

Cash

The Fund holds cash at UMB Bank N.A. (the “Custodian”) and JPMorgan Chase Bank, N.A. At times, such deposits may be in excess of federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Short-term Investments

Short-term investments represent investments in money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. There are no restrictions on the short-term investments held by the Fund.

Realized Gain/(Loss) on Investments, Interest Income, and Dividend Income

The Fund accounts for realized gains and losses, interest income, and dividend income on distributions received from Private Equity Investments based on the nature of such distributions as determined by each underlying investment manager.

Other Income from Private Equity Investments

The Fund accounts for other income on distributions received from Private Equity Investments based on the nature of such distributions as determined by the underlying investment fund managers. For the year ended March 31, 2023, the Fund earned other income of $328,142 which is reflected in Other income on the Consolidated Statement of Operations.

22	www.pomonainvestmentfund.com

Pomona Investment Fund	Consolidated Notes to Financial Statements
March 31, 2023

Income Recognition and Expenses

Income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred.

The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board. Certain expenses of the Fund attributable to a particular share class will be allocated to the share class to which they are attributable.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires the Fund’s Administrator to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Changes in the economic environment, financial markets, and any other factors or parameters used in determining these estimates could cause actual results to differ materially.

Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of investments and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

3. FAIR VALUE DISCLOSURES

In accordance with ASC 820, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based on unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1 – Unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access at the measurement date

Level 2 - Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, including inputs in markets that are not considered to be active

Level 3 – Significant unobservable inputs

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine fair value based on its own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement; however, the determination of what constitutes “observable” requires significant judgment by the Administrator. The Administrator considers observable data to be market data that is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The Fund’s Private Equity Investments are generally restricted securities that are subject to substantial holding periods and restrictions on resale and are not traded in public markets. Accordingly, the Fund may not be able to resell such investments for extended periods, if at all.

Annual Report | March 31, 2023	23

Pomona Investment Fund	Consolidated Notes to Financial Statements
March 31, 2023

The following table is a summary of information about the levels within the fair value hierarchy at which the Fund’s investments are measured as of March 31, 2023:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Short-Term Investments	$189,372,126	$–	$–	$189,372,126
TOTAL	$189,372,126	$–	$–	$189,372,126

As the Fund uses the NAV as a practical expedient to determine the fair value of certain Private Equity Investments, these investments have not been classified in the U.S. GAAP fair value hierarchy. As of March 31, 2023, $843,823,300 was fair valued utilizing NAV as a practical expedient.

As of March 31, 2023 there were no level 3 investments held in the Fund. During the year ended March 31, 2023, the Fund did not have any transfers in or out of Level 3 of the fair value hierarchy.

A listing of the Private Equity Investment types held by the Fund and the related attributes, as of March 31, 2023, are shown in the table below:

Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Redemption Frequency*	Notice Period (In Days)	Redemption Restrictions Terms**
Direct Investments/ Co-Investments	Investments in an operating company alongside other investors	$23,989,368	$3,537,632	None	N/A	Liquidity in the form of distributions from Private Equity Investments
Primary	Investments in newly established private equity funds	$43,659,875	$72,917,890	None	N/A	Liquidity in the form of distributions from Private Equity Investments
Seasoned Primary	Primary investments made after an Investment Fund has already invested a certain percentage of its capital commitment	$45,510,679	$14,394,843	None	N/A	Liquidity in the form of distributions from Private Equity Investments
Secondary	Investments in existing Private Equity Investments that are typically acquired in privately negotiated transactions	$730,663,378	$156,032,559	None	N/A	Liquidity in the form of distributions from Private Equity Investments

*	The information summarized in the table above represents the general terms for the specified investment type. Individual Private Equity Investments may have terms that are more or less restrictive than those terms indicated for the investment type as a whole. In addition, most Private Equity Investments have the flexibility, as provided for in their constituent documents, to modify and waive such terms.
**	Distributions from Private Equity Investments occur at irregular intervals, and the exact timing of distributions from Private Equity Investments cannot be determined. It is estimated that distributions will occur over the life of the Private Equity Investments.

The fair value relating to certain underlying investments of these Private Equity Investments, for which there is no readily available market, has been estimated by the respective Private Equity Investment’s manager and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a readily available market for the investments existed. These differences could be material.

4. MANAGEMENT FEE, ADMINISTRATION FEE, RELATED PARTY TRANSACTIONS AND OTHER

The Adviser provides certain management and advisory services to the Fund, including allocating the Fund’s assets and monitoring each Private Equity Investment to determine whether its investment program is consistent with the Fund’s investment objective and whether its investment performance and other criteria are satisfactory. In consideration for these services, the Fund pays the Adviser a quarterly management fee of 0.4125% (1.65% on an annualized basis) of the Fund’s quarter-end NAV (before any repurchases of Shares) (the “Management Fee”). For the year ended March 31, 2023, the Fund incurred a Management Fee of $12,781,636.

24	www.pomonainvestmentfund.com

Pomona Investment Fund	Consolidated Notes to Financial Statements
March 31, 2023

The Administrator performs certain administrative, accounting and other services for the Fund, including (i) providing and/ or arranging and overseeing the provision of office space, adequate personnel, and communications and other facilities necessary for administration of the Fund, (ii) performing certain administrative functions to support the Fund and its service providers, (iii) supporting the Board and providing it with information, (iv) providing accounting and legal services in support of the Fund, (v) providing compliance testing services, (vi) analyzing the value of the Fund’s assets, and (vii) reviewing and arranging for payment of the Fund’s expenses and other support services. In consideration of these services, the Fund pays the Administrator a quarterly fee of 0.0625% (0.25% on an annualized basis) of the Fund’s quarter-end NAV (before any repurchase of Shares) (the “Administration Fee”). For the year ended March 31, 2023, the Fund incurred an Administration Fee of $1,936,612.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund that has been extended through September 30, 2024 (the “Limitation Period”) to limit the amount of the Fund’s aggregate quarterly ordinary operating expenses, excluding certain specified expenses listed below (“Specified Expenses”), borne by the Fund during the Limitation Period, to an amount not to exceed 0.50% on an annualized basis of the Fund’s quarter-end NAV (the “Expense Cap”). Specified Expenses include: (i) the Management Fee; (ii) all fees and expenses of Private Equity Investments and direct investments in which the Fund invests (including all acquired fund fees and expenses); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of secondaries, primaries, direct investments, ETFs, and other investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with any credit facility, if any, obtained by the Fund; (vi) the administration fee; (vii) the distribution and servicing fee or shareholder servicing fee, as applicable; (viii) taxes; and (ix) extraordinary expenses (expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence). To the extent that the Fund’s aggregate quarterly ordinary operating expenses, exclusive of the Specified Expenses for any quarter exceed the Expense Cap, the Adviser will waive its fees and/ or reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser waives fees or reimburses expenses, it is permitted to recoup any amounts waived and expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the quarter in which such fees were waived or expenses were borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Fund’s aggregate quarterly ordinary operating expenses for the quarter in which such reimbursement is sought, not including Specified Expenses, have fallen to a level below the Expense Cap that was in effect during the quarter in which the fees were waived or expenses were borne by the Adviser.

For the year ended March 31, 2023, the Adviser waived fees in the amount of $9,652, which are subject for recoupment and is included in Recoupment of Previously Waived Fees on the Consolidated Statement of Operations. The Adviser recouped $1,032,838 of previously waived fees which is included in Recoupment of Previously Waived Fees on the Consolidated Statement of Operations. At March 31, 2023, the amounts outlined below are available for recoupment:

Quarter of Expiration:
June 2023	124,180
September 2023	92,299
December 2023	62,583
March 2024	131,595
June 2024	274,389
September 2024	1,370
December 2024	345
March 2025	4,809
June 2025	4,540
September 2025	369
December 2025	1,409
March 2026	3,334

Voya Investments Distributor, LLC acts as the distributor of the Shares (the “Distributor”). The Distributor directly distributes Shares to investors and may also enter into selected dealer agreements with various brokers and dealers (“Selling Agents”) that have agreed to participate in the distribution of the Fund’s Shares. The Fund pays the Distributor a quarterly fee of 0.1375% (0.55% on an annualized basis) of the Fund’s NAV attributable to Class A shares as of each quarter- end, determined as of the last day of each quarter (before any repurchases of Shares) (the “Distribution and Servicing Fee”), for distribution and investor services provided to Class A shareholders. The Distribution and Servicing Fee is charged on an aggregate class-wide basis, and shareholders are expected to be subject to the Distribution and Servicing Fee as long as they hold their Class A Shares. The Distributor may, in its sole discretion, pay various Selling Agents some or all of the Distribution and Servicing Fee to compensate such Selling Agents for distribution and servicing support. The Distributor, Adviser, and Administrator are subsidiaries of Voya Financial, Inc. For the year ended March 31, 2023 the Fund incurred a Distribution and Servicing Fee of $1,981,771.

Annual Report | March 31, 2023	25

Pomona Investment Fund	Consolidated Notes to Financial Statements
March 31, 2023

Each member of the Board that is not an “interested person” (as defined in the 1940 Act) (an “Independent Trustee”) is paid an annual retainer of $35,000, a fee of $5,000 per year for serving on committees of the Board, and a fee per each regular quarterly meeting of the Board of $2,500, plus reimbursement of reasonable out of pocket expenses. For the year ended March 31, 2023, the Fund incurred Trustee fees and expenses in the amount of $147,500 which is reflected in Other Expenses on the Consolidated Statement of Operations.

The Fund retained ACA Group (formerly known as Foreside Consulting Services, LLC) to provide compliance services to the Fund, including a Chief Compliance Officer. For the year ended March 31, 2023, the Fund incurred Chief Compliance Officer fees and expenses in the amount of $90,000 which is reflected in Other Expenses on the Consolidated Statement of Operations.

The Fund will continuously incur offering costs so long as it is accepting new investors. These costs enable the Fund to be offered to investors. These offering costs are either (i) expensed by the Fund as incurred or (ii) treated as deferred charges and amortized over the subsequent 12-month period using the straight-line method if such amounts are greater than $10,000. For the year ended March 31, 2023, the Fund incurred $140,460 of offering costs which is reflected in Other Expenses on the Consolidated Statement of Operations.

Certain shareholders of the Fund (“Affiliated Shareholders”) are affiliated with the Adviser. The aggregate value of the Affiliated Shareholders’ share of NAV at March 31, 2023 is $114,324,380.

SS&C Technologies, Inc. and certain of its affiliates (collectively, “SS&C”) provide certain sub- administrative, sub-accounting, and tax administration services to the Fund based on the Fund’s Service Agreement. For these services, the Fund pays an annual fee to SS&C based upon average net assets, subject to certain minimums.

DST Asset Manager Solutions, Inc. serves as the Fund’s transfer agent with respect to maintaining the registry of the Fund’s Shareholders and processing matters relating to subscriptions for, and repurchases of, Shares.

5. REVOLVING CREDIT AGREEMENT

Effective March 30, 2020, the Fund entered into a $40,000,000 revolving credit agreement with Barclays Bank PLC (the "Barclays Facility"). Effective June 3, 2021 and July 8, 2022, the Fund amended its agreement with Barclays Bank PLC to increase the size of the Barclays Facility to $80,000,000 and $175,000,000, respectively. Borrowings under the current Barclays Facility bear interest at Secured Overnight Financing Rate (“SOFR”), Sterling Overnight Index Average (“SONIA”), or Euro Interbank Offer Rate (“EURIBOR”) plus 2.85% per annum, and has a commitment fee of 0.85% per annum on the daily unused portion. The Barclays Facility matures on March 28, 2026. The Fund entered into the Barclays facility for working capital requirements, such as financing repurchases of shares, distributions to investors, and investments. As of March 31, 2023, the Fund had €71,400,000 (equivalent to $77,576,100) of outstanding borrowings on the Barclays Facility with a weighted average borrowing for the year of €48,360,000. For the year ended March 31, 2023, the Fund made additional borrowings of €28,200,000 (equivalent to $30,285,110), incurred $853,781 in commitment fees and €1,849,405 (equivalent to $1,955,409) of interest expense on borrowings at a 3.82% weighted average interest rate.

26	www.pomonainvestmentfund.com

Pomona Investment Fund	Consolidated Notes to Financial Statements
March 31, 2023

Information about the Fund’s senior securities is shown in the following table:

Class and Year Ended	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per $1,000 of Indebtedness (2)	Involuntary Liquidating Preference Per Unit (3)	Average Market Value Per Unit (4)
Barclays Facility
March 31, 2023	$77,576,100	$13,079	—	N/A
March 31, 2022	$47,990,882	$12,376	—	N/A

(1)	Total amount of each class of senior securities outstanding at principal value at the end of the year presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness.
(3)	The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.
(4)	Not applicable to senior securities outstanding as of year end.

6.CAPITAL SHARE TRANSACTIONS

The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar quarter at the Fund’s then-current NAV per Share of each respective share class (determined as of the close of business on the last business day of the immediately preceding quarter). To provide a limited degree of liquidity to Shareholders, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by shareholders. It is expected that the Adviser will normally recommend to the Board that the Fund conduct an offer to repurchase shares on a quarterly basis as of the end of each calendar quarter, so that each repurchase would occur as of each March 31, June 30, September 30 and December 31 of every year, although the Adviser may not recommend, and the Board may not authorize, a repurchase offer for any quarter in which the Adviser believes that it would be detrimental to the Fund for liquidity or other reasons. It is also expected that the Adviser will recommend to the Board that any such tender offer (in the aggregate) would be for an amount that is not more than 5% of the Fund’s NAV. There can be no assurance that the Board will accept the Adviser’s recommendation.

7.FEDERAL AND OTHER TAXES

It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), that are applicable to a regulated investment company (“RIC”). The Fund elected to be a RIC with the filing of its 2015 federal income tax return. The Fund intends to continue to operate so as to qualify to be taxed as a RIC under the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. While the Fund intends to distribute substantially all of its taxable net investment income and capital gains, if any, in a manner necessary to minimize the imposition of a 4% excise tax, there can be no assurance that it will avoid any or all of the excise tax. In such event, the Fund will be liable only for the amount by which it does not meet the foregoing distribution requirements. The Fund has adopted October 31 as its tax year end. Accordingly, tax basis distributions made during the 12 months ended March 31, 2023, but after the Tax Year ended October 31, 2022, will be reflected in the notes to the Fund’s financial statements for the fiscal year ending March 31, 2024. The Fund’s open tax years generally, the three prior taxable years for which the applicable statutes of limitations have not expired are subject to examination by U.S. federal, state and local tax authorities.

In accounting for income taxes, the Fund follows the guidance in FASB ASC Codification 740, as amended by ASU 2009-06, “Accounting for Uncertainty in Income Taxes” (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management has concluded, there were no uncertain tax positions as of March 31, 2023 for federal income tax purposes or in, the Fund’s major state and local tax jurisdictions; Delaware, New York State, and New York City. Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2023, the Fund did not incur any interest or penalties.

Annual Report | March 31, 2023	27

Pomona Investment Fund	Consolidated Notes to Financial Statements
March 31, 2023

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities and Net Assets due to temporary book/tax differences arising primarily from partnership investments. These amounts will be finalized before filing the Fund’s federal tax return.

For the tax year ended October 31, 2022, permanent differences between book and tax basis are attributable to certain non-deductible expenses for tax purposes and investments in partnerships. These reclassifications have no effect on total NAV or NAV per Share. For the tax year ended October 31, 2022, the following amounts were reclassified:

Paid-in Capital	$(4,919,831)
Total distributable earnings (or loss)	4,919,831

At March 31, 2023, the federal tax cost of investments and unrealized appreciation (depreciation) as of the year ended were as follows:

Cost of investments for tax purposes	$897,175,381
Gross tax unrealized appreciation	$253,977,850
Gross tax unrealized depreciation	$(117,957,805)
Net tax unrealized appreciation (depreciation) on investments	$136,020,045

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences related to the timing of the recognition of income, gains and losses from the underlying investments for tax purposes.

As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	14,815,546
Unrealized appreciation	108,622,161
Late year ordinary losses	(11,246,361)
Distributable net earnings	$112,191,346

As of October 31, 2022, the Fund had no capital loss carryforwards.

As of October 31, 2022, the Fund had $11,424,987 of qualified late-year ordinary losses, which are deferred until the following tax year ended October 31, 2023. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the tax year ended October 31, 2022 and October 31, 2021 was as follows:

Distribution paid from:	2022	2021
Ordinary income	$—	$—
Long-term capital gains	52,490,950	7,833,651
Return of Capital	—	—
Total distributions paid	$52,490,950	$7,833,651

8. AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant in the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 90 days prior to the record date for a distribution, the request will be effective only with respect to distributions after the 90 day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf.

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Pomona Investment Fund	Consolidated Notes to Financial Statements
March 31, 2023

A Shareholder may elect to:

●	reinvest both dividends and capital gain distributions;
●	receive dividends in cash and reinvest capital gain distributions; or
●	receive both dividends and capital gain distributions in cash.

Generally, for U.S. federal, state and local income tax purposes, Shareholders receiving Shares pursuant to the DRIP will be treated as having received a taxable distribution equal to the amount payable to them in cash.

Shares will be issued pursuant to the DRIP at the net asset value determined on the next Valuation Date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate or amend the DRIP at any time. All expenses related to the DRIP will be borne by the Fund. The reinvestment of dividends and distributions pursuant to the DRIP will increase the Fund’s net assets on which the Management Fee and the Administration Fee are payable to the Adviser and the Administrator, respectively.

9. INVESTMENT TRANSACTIONS

Total contributions to and purchases of Private Equity Investments (excluding short-term investments) for the year ended March 31, 2023 amounted to $318,690,846. Total distribution proceeds from sale, redemption, or other disposition of Private Equity Investments (excluding short-term investments) for the year ended March 31, 2023 amounted to $70,378,072.

10. INDEMNIFICATION

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnification or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

11. COMMITMENTS

As of March 31, 2023, the Fund had outstanding investment commitments to Private Equity Investments totaling $246,882,924.

12. REFERENCE RATE REFORM

The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund. On March 5, 2021, the FCA and ICE Benchmark Authority formally announced that certain LIBORS would cease publication after December 31, 2021 and that the remainder of LIBORs will cease publications after June 30, 2023.

Annual Report | March 31, 2023	29

Pomona Investment Fund	Consolidated Notes to Financial Statements
March 31, 2023

13. MACROECONOMIC RISKS

The COVID-19 (novel coronavirus) global pandemic, the Russia-Ukraine war, rising interest rates, heightened inflation, supply chain disruptions, geopolitical risks, economic sanctions and volatility in the banking and financial sector have disrupted global economies and financial markets, and their prolonged economic impact is uncertain. These adverse developments could negatively affect the Fund’s performance or operations. The operational and financial performance of the Fund’s investments depends on future developments, including the duration, spread and conclusion of these events and such uncertainty may in turn impact the value of the Fund’s investments.

14. SUBSEQUENT EVENTS

Since April 1, 2023, there were subscriptions to the Fund in the amount of $64,612,622 for Class A and, $49,426,327 for Class I Shares. Through the date the consolidated financial statements were issued, there have not been any additional subscriptions to the Fund.

The Fund has evaluated subsequent events through the date the consolidated financial statements were issued, and has determined that there were no other subsequent events that require disclosure in or adjustment to the consolidated financial statements.

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Pomona Investment Fund	Additional Information
March 31, 2023 (Unaudited)

PROXY VOTING

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund at 1-844-2POMONA or (ii) by visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT Part F). The Fund’s Form N-PORT Part F are available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

TAX INFORMATION

For Federal income tax purposes, the Fund designated long-term capital gain dividends of $52,490,950 for the tax year ended October 31, 2022.

Annual Report | March 31, 2023	31

Pomona Investment Fund	Approval of Continuance of Investment Management Agreement
March 31, 2023 (Unaudited)

This section describes some factors considered by the Board of Trustees (the “Trustees” or “Board”) of Pomona Investment Fund (the “Fund”) in the Board’s consideration and approval of the continuance of key agreements under which the Fund is managed. The Board is responsible for the oversight of the Fund. As a registered investment company, the Fund is subject to the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules under the 1940 Act that have been adopted by the U.S. Securities and Exchange Commission (the “SEC”). Under the 1940 Act, the Board, including a majority of the Trustees who are not parties to the Fund’s contract for investment advisory services and who are independent from management under a statutory standard set forth in that Act (the “Independent Trustees”), must, to allow an investment adviser to manage the Fund, approve the Fund’s agreement for investment advisory services for an initial term of not greater than two years, and thereafter must annually review and approve the agreement. For the Fund, this agreement is called the Investment Management Agreement (the “Advisory Agreement”) and it appoints Pomona Management LLC (the “Adviser”) to serve as investment adviser.

At a meeting held on March 1, 2023 (the “Meeting”), the Board, including a majority of the Independent Trustees, met in person, joined by, among others, representatives of the Adviser and counsel to the Fund and Adviser (“Fund Counsel”), to give consideration to information provided by the Adviser in seeking approval from the Board of the continuance of the Advisory Agreement. A description of certain of the factors the Board considered and its conclusions in approving the continuance of the Advisory Agreement for a one-year period (the “Renewal Period”) follows.

In preparation for the Meeting, the Board was presented with information to assist in its deliberations. Those materials included information prepared by the Adviser comparing the Fund’s total contractual advisory fees, fees for administrative services, and total expense ratio, both gross and net of expense limitations, with those of peer funds with comparable investment and structural features selected by the Adviser (the “Selected Peer Group”). The Board also received information related to the methodology used by the Adviser in constructing the Selected Peer Group. The materials also included information about the Adviser, a copy of the Advisory Agreement, and a copy of the Adviser’s Form ADV filed with the SEC. The Trustees also received a memorandum from Fund Counsel describing the Board’s responsibilities with respect to the approval of the Advisory Agreement.

In connection with the Meeting, the Board also reviewed information provided by the Adviser or others concerning the following:

•	the key terms of the Advisory Agreement, including the fees payable under the agreement;

•	the nature and extent of the services provided by the Adviser, including information about the investment objective, policies and strategies applicable to the Fund and the Adviser’s experience and capabilities in private equity investing;

•	the Adviser’s experience and capabilities in managing a fund that invests primarily in secondary investments in private equity funds;

•	the Adviser’s experience and capabilities in managing a fund that provides private equity exposure that is differentiated by type of private equity opportunity and geography;

•	the investment performance of the Fund and other accounts that are managed by the Adviser;

•	the current organization and personnel of the Adviser, including background information and their experience in private equity investing, changes in the Fund’s portfolio management team during the preceding year and information about expected changes to certain personnel of the Adviser;

•	a copy and a summary of the key terms of the Administration Agreement between the Fund and the Adviser (in its role as Administrator under the Administration Agreement), including the fees payable under the Administration Agreement and indemnification provisions in favor of the Adviser; and

•	a copy of the Distribution Agreement between the Fund and Voya Investments Distributor, LLC (the “Distributor”) and a description of the manner in which the Fund’s shares are distributed by its principal underwriter, and the payment by certain share classes of the Fund of a distribution and shareholder servicing fee to the Distributor.

Nature, Extent and Quality of Services Provided Under the Advisory Agreement

In addition to the items described above, the Board considered and reviewed information concerning (1) the services provided under the Advisory Agreement; (2) the nature and quality of services provided to the Fund by the Adviser; (3) the risk and reward characteristics of the Fund based on the Adviser’s strategies and management; (4) the access that the Fund provides to eligible investors to private equity investments that otherwise can be difficult to access; and (5) the value of making available in a registered fund strategies similar to those that the Adviser provides to privately offered funds.

Based upon its review, the Board concluded that Adviser’s continued management likely would benefit the Fund and its shareholders.

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Pomona Investment Fund	Approval of Continuance of Investment Management Agreement
March 31, 2023 (Unaudited)

Fee Rates and Profitability

The Board reviewed and considered the contractual fee for advisory services, as well as the contractual fee for administrative services, payable by the Fund to the Adviser. The Trustees also reviewed the comparative fee information from the analysis prepared by the Adviser. The Trustees noted the difficulty in identifying relevant comparative fee information due to the Fund’s unique structure and investment strategies and the limited universe of similar funds. The Board further noted that there are no known research firms that provide research coverage for unlisted closed-end funds, generally, or funds that focus on investing in private equity in particular. The Trustees considered the criteria the Adviser had used in selecting the Selected Peer Group and in determining which funds in the Selected Peer Group are relevant for the various comparisons of fee and expense information presented by the Adviser.

In considering the fees payable under the Advisory Agreement, the Board considered the pricing structure, including the expense ratio borne by shareholders of the Fund, including that the advisory fee is higher than the median advisory fee of relevant funds in the Selected Peer Group, although some of those funds are subject to performance and/or incentive fees that can raise their effective fee levels. The Trustees also took into account the Adviser’s representations regarding the complexity associated with managing the Fund given its strategies and focus on private equity investing, including the emphasis on secondary investments in private equity funds and on private equity exposure that is differentiated by type of private equity opportunity and geography. The Board also considered that the net expense ratio of the Fund is higher than the median net expense ratio, but within the range, of relevant funds in the Selected Peer Group. They also considered that the incentive fees to which some of the funds in the Selected Peer Group are subject can have an effect of raining their effective net expense ratios. The Trustees took into account that the Selected Peer Group did not include any funds that focused principally on secondary investments in underlying private equity funds in a manner similar to the Fund.

The Board also considered the fees charged by the Adviser to private funds under its management with similar investment strategies to those of the Fund, and noted that although the advisory fee for the Fund is higher than the advisory fee charged to the Adviser’s most recent private funds, each of the private funds has a performance and/or incentive fee that, depending on performance, may cause the private fund’s effective fee to be higher than its base fee. In addition, each private fund's fee is assessed on the basis of its committed capital, while the Fund's management fee is calculated based on its net assets.

The Trustees also reviewed the contractual fee paid under the Administration Agreement, and compared the Fund’s administration fee structure to that of a fund in the Selected Peer Group. The Board considered that the Selected Peer Group fund was subject to a lower administration fee than that of the Fund (and that the Selected Peer Group fund’s administration fee has the potential to decrease in the future if the fund’s assets were to grow significantly). The Trustees also noted that the Fund’s estimated “other expenses,” inclusive of the administration fee, is higher than the median of “other expenses” (but, as noted above, within the range) of the Selected Peer Group funds.

With respect to the profits realized by the Adviser, the Board considered the Adviser’s projected profit margins relating to its management of the Fund and the Adviser’s expectation that the Fund would continue to be profitable in 2023 and that the Adviser expects to continue to realize increasing profits from the Fund in future projected years. Based on its review, the Board concluded, in light of the Fund’s investment objective and strategies and the services rendered by the Adviser, that the fee for the Advisory Agreement is reasonable and that the overall expenses borne by the Fund, including the fees paid under the Advisory and Administration Agreements, and the net expenses of the Fund after the expense limits that the Adviser bears are reasonable.

Economies of Scale

While it was noted that the Fund’s advisory and administration fees will not decrease as the Fund’s assets grow because these fees are not subject to fee breakpoints, the Board concluded that the Fund’s advisory and administration fees are appropriate in light of the projected size of the Fund and appropriately reflect the current economic and competitive environment for the Adviser. The Board further noted that for the period ended September 30, 2022, the Fund had not incurred expenses in excess of the current expense limitation agreement and is reimbursing the Adviser for prior period expenses waived. The Trustees also observed that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale in the future as the Fund grows to determine if and how and how any such economies of scale could be shared with the Fund and its investors.

Performance

The Board concluded on the basis of information derived from a comparison of performance among funds in a peer group with the Fund that the Adviser had achieved investment performance that was competitive relative to comparable funds over longer-term trailing periods, and the Trustees took into consideration the fact that the Adviser focuses on long-term performance results with respect to its management of the Fund and that the Fund may have periods of underperformance when measured on a more short-term basis.

The Board considered the performance of the Fund relative to that of a peer group of funds selected by the Adviser with similar investment strategies and objectives to those of the Fund (the “Performance Peer Group”). The Board noted the difficulty in selecting a peer group for the Fund, based on factors similar to those discussed in the “Fee Rates and Profitability” section above and observed that no third-party research firms have identified relevant peer groups for purposes of comparing the Fund’s performance. The Trustees considered that the returns of the Fund’s Class A Shares outperformed the median returns of the funds in the Performance Peer Group for the one-, three- and five-year periods ended March 31, 2022 and for the six-month period ended September 30, 2022. The Board concluded that the Adviser has the capabilities to generate a satisfactory long-term investment performance in managing the Fund that is appropriate in light of the Fund’s investment objective, policies and strategies.

Annual Report | March 31, 2023	33

Pomona Investment Fund	Approval of Continuance of Investment Management Agreement
March 31, 2023 (Unaudited)

Other Benefits to the Adviser

The Board also considered other ancillary benefits that have been realized by the Adviser from its relationship with the Fund. The Board noted that the Adviser also serves as Administrator to the Fund and is compensated for those services. The Board also noted that an affiliate of the Adviser serves as Distributor for the Fund and is compensated for those services. The Board did not identify any other ancillary benefits. The Trustees concluded that the other benefits derived by the Adviser and its affiliates from their relationship with the Fund are reasonable and fair and consistent with industry practice and the best interests of the Fund and its shareholders.

Conclusion

Based on consideration of all factors deemed relevant, the Board determined that approval of the continuance of the Advisory Agreement was in the best interests of the Fund. The Board did not identify any single factor or group of factors as all important or controlling and considered multiple factors.

34	www.pomonainvestmentfund.com

Pomona Investment Fund	Fund Management
March 31, 2023 (Unaudited)

Independent Trustees

The Independent Trustees of the Fund, their ages, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes any open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser.

INDEPENDENT TRUSTEES

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**
Anthony Bowe (66) 780 Third Avenue 46th Floor New York, NY 10017	Trustee	January 2015 – Present	Co-Head of The Credit Suisse Private Fund Group (private investment placement agent and advisor) (1998 - 2014).	1	None
Richard D’Amore (69) 780 Third Avenue 46th Floor New York, NY 10017	Trustee	January 2015 – Present	Co-Founder and General Partner of North Bridge Venture Partners (venture capital firm) (1999 - present).	1	Director, Veeco Instruments, Inc., Everbridge, Inc.
Edwin A. Goodman (83) 780 Third Avenue 46th Floor New York, NY 10017	Trustee	January 2015 – Present	General Partner of Activate Venture Partners and Co- Founder and General Partner of Milestone Venture Partners (predecessor of Active Venture Partners) (venture capital firms) (1999 - present).	1	None

*	Each Trustee serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Annual Report | March 31, 2023	35

Pomona Investment Fund	Fund Management
March 31, 2023 (Unaudited)

Interested Trustees

The Interested Trustees of the Fund, their ages, addresses, positions held, length of time served, principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Interested Trustee (as of March 31, 2023) and the other directorships, if any, held by the Interested Trustee, are shown below.

INTERESTED TRUSTEES

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**
Michael D. Granoff (64) 780 Third Avenue 46th Floor New York, NY 10017	Trustee, President and Principal Executive Officer	August 2014 – Present	Chief Executive Officer of Pomona Management LLC (1994 – present).	1	None
Michael J. Roland (64) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258	Trustee	January 2015 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – April 2018). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013), Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and, Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).	1	None

*	Each Trustee serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

36	www.pomonainvestmentfund.com

Pomona Investment Fund	Fund Management
March 31, 2023 (Unaudited)

Officers

The executive officers of the Fund, their ages, addresses, positions held, lengths of time served and principal business occupations during the past five years are shown below.

OFFICERS

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupations(s) During Past 5 Years
Michael D. Granoff (64) 780 Third Avenue 46th Floor New York, NY 10017	President and Principal Executive Officer	August 2014 – Present	Chief Executive Officer of Pomona Management LLC (1994 – present).
Frances Janis (63) 780 Third Avenue 46th Floor New York, NY 10017	Treasurer and Principal Financial Officer	May 2022 – Present	Secretary, Pomona Investment Fund (August 2014 – May 2022); Senior Partner, Pomona Management LLC (1994-present).
John Stephens (54) 780 Third Avenue 46th Floor New York, NY 10017	Secretary	May 2022 – Present	Partner and Chief Financial Officer, Pomona Management LLC (2018- present); Chief Financial Officer, Pomona Management LLC (2015- 2018).

*	Each Trustee serves an indefinite term, until his or her successor is elected.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-844-2POMONA.

Annual Report | March 31, 2023	37

Pomona Investment Fund	Privacy Policy
March 31, 2023 (Unaudited)

FACTS	WHAT DOES POMONA INVESTMENT FUND (“POMONA”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: Your name, address, phone number, e-mail address, social security number and your transactions with us. When you are no longer our customer, we may continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share their personal information; the reasons we choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Pomona share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?

Call 1-844-2POMONA or go to pomonainvestmentfund.com.

38	www.pomonainvestmentfund.com

Pomona Investment Fund	Privacy Policy
March 31, 2023 (Unaudited)

Who We Are
Who is providing this notice?	POMONA INVESTMENT FUND (“POMONA”)
What We Do
How does Pomona protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Pomona collect my personal information?

We collect your personal information, for example, when you:

•    open an account

•    provide account information

•    seek information about your investments

•    make investments or withdrawals from your account

•    tell us where to send the money

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•    sharing for affiliates’ everyday business purposes—information about your creditworthiness

•    affiliates from using your information to market to you

•    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

See below for more on your rights under state law.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
For Other Important Information

See our Supplemental State-Specific Privacy Notice, attached as Appendix A, for additional information about the categories of personal information that we collect and share, the individual rights granted under certain state laws, and how to exercise those rights. Pomona does not sell personal information. If you live in a state such as California or Vermont where the laws further restrict the sharing of your personal information, we will not share information we collect about you with nonaffiliates, unless the law allows, and we will limit sharing among our affiliates to the extent required by state law.

Questions?

Call 1-844-2POMONA or go to pomonainvestmentfund.com.

Annual Report | March 31, 2023	39

Pomona Investment Fund	Privacy Policy
March 31, 2023 (Unaudited)

This notice applies to individuals only as and to the extent required by state law. You may live in a state that does not have an applicable law, or the law may contain exemptions that make this notice inapplicable to you.

DO NOT SELL	POMONA DOES NOT SELL PERSONAL INFORMATION
Categories of personal information we collect	The categories of personal information we collect depend on the product or service you have with us and may include your name, postal address, email address, Social Security number, driver’s license number, passport number, professional or employment-related information and other financial information. If you visit our website, we may collect your Internet Protocol (IP) address, browsing history, search history and information regarding your interaction with our web sites, applications and advertisements.
Purposes for which we collect personal information	The business purposes for which we collect personal information include the provision of financial products and services (e.g. maintaining accounts, processing payments, servicing customers), auditing consumer interactions and transactions, detecting security incidents and preventing fraud, identifying and repairing errors that impair functionality, activities to verify or enhance the quality of services, and other internal uses permitted under applicable laws.
Third parties with which personal information is shared	The categories of personal information we collect depend on the product or service you have with us and may include your name, postal address, email address, Social Security number, driver’s license number, passport number, professional or employment-related information and other financial information. If you visit our website, we may collect your Internet Protocol (IP) address, browsing history, search history and information regarding your interaction with our web sites, applications and advertisements.

Individual Rights	Description
Right to deletion	Your right to request that Pomona delete your personal information, unless it is necessary for us to retain it for a purpose permitted by law.
Right to disclosure	Your right to request that Pomona disclose to you the following: (1) the categories of personal information we have collected about you, (2) the categories of sources from which the personal information is collected, (3) the business or commercial purpose for collecting the personal information, (4) the categories of third parties with which we share the personal information, and (5) the specific pieces of personal information we have collected about you.
Right to information about onward disclosures	Your right to request that Pomona disclose to you the following: (1) the fact that we do not sell your personal information, and (2) the categories of your personal information that we have disclosed for a business purpose.
Right to prohibit sales	Your right to direct a business that sells personal information to third parties not to sell your personal information. Pomona does not sell personal information.
Right to fair treatment	We may not discriminate against you for exercising any of your individual rights, such as by denying you products or services, charging you different prices or rates, or providing a different level or quality of products and services.
To Exercise Your Individual Rights	Contact us to submit a personal data request at 1-844-2POMONA or pomonainvestmentfund.com

Voya Investments Distributor, LLC, Member FINRA/SIPC, serves as distributor for Pomona Investment Fund. Our office is located at 780 Third Avenue, 46th Floor, New York, NY 10017.

40	www.pomonainvestmentfund.com

Must be accompanied or preceded by a prospectus.

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. Richard D’Amore is qualified to serve as the audit committee financial expert serving on its audit committee and that Mr. D’Amore is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

———

(a) The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal periods are $237,500 for the fiscal year ended March 31, 2022 and $245,000 for the fiscal year ended March 31, 2023.

Audit-Related Fees

———

(b) The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2022 and $5,000 for the fiscal year ended March 31, 2023. The fees listed in Item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

———

(c) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $13,362 for the fiscal year ended March 31, 2022 and $57,054 for the fiscal year ended March 31, 2023.

All Other Fees

———

(d) The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended March 31, 2022 and $0 for the fiscal year ended March 31, 2023.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 100%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years for the registrant was $13,362 for the fiscal year ended March 31, 2022 and $62,054 for the fiscal year ended March 31, 2023.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Policies and Procedures Summary

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. However, Pomona Investment Fund (the “Fund”) may occasionally receive notices or proposals from its Investment Funds seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to Pomona Management LLC (the “Adviser”) to vote the proxies in accordance with the Adviser’s proxy voting policies and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

When exercising its voting authority over client securities, the Adviser considers all relevant information, evaluates other issues that could have an impact on the value of the security and votes with a view toward maximizing overall value. The Adviser votes all proxies in a prudent manner, considering the prevailing circumstances at such time, and in a manner consistent with its proxy voting policies and procedures and the Adviser’s fiduciary duties to the Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Adviser who are primarily responsible for the day-to-day portfolio management of the Fund as of March 31, 2023:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years
Michael Granoff	Chief Executive Officer	March 2018 to Present	Chief Executive Officer, Pomona Management LLC
Frances Janis	Senior Partner	Since Inception	Senior Partner, Pomona Management LLC
Lorraine Hliboki	Partner	March 2018 to Present	Partner, Pomona Management LLC
Sebastien Bowen	Partner	May 2022 to Present	Partner, Pomona Management LLC
Patrick Madaus	Partner	May 2022 to Present	Partner, Pomona Management LLC Principal, Pomona Management LLC
Jim Rorer	Partner	May 2022 to Present	Partner, Pomona Management LLC
John Stephens	Partner	May 2022 to Present	Partner and Chief Financial Officer, Pomona Management LLC; Chief Financial Officer, Pomona Management LLC
Adam Konopolsky	Senior Vice President	May 2022 to Present	Senior Vice President, Pomona Management LLC; Vice President, Pomona Management LLC; Manager, Pomona Management LLC

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table shows information regarding accounts (other than the Fund) managed by Mr. Granoff, Ms. Janis, Ms. Hliboki, Mr. Bowen, Mr. Madaus, Mr. Rorer, and Mr. Stephens as of September 30, 2022:

	Number of Accounts*	Total Assets in Accounts* ($ Million)
Registered Investment Companies	-	$-
Other Pooled Investment Vehicles	20	$9,157
Other Accounts	1	$2,342

Mr. Konopolsky does not manage any accounts other than the Fund.

*	as of September 30, 2022, the most recent available financial information

Conflicts of Interest

The Adviser may, from time to time, be presented with investment opportunities that fall within the investment objective of the Fund and other investment funds and/or accounts managed by the Adviser, and in such circumstances the Adviser will allocate such opportunities among the Fund and such other funds and/or accounts under procedures intended to result in allocations that are fair and equitable taking into account the sourcing of the transaction, the nature of the investment focus of each fund, including the Fund, and/or account, the relative amounts of capital available for investment, and other considerations deemed relevant by the Adviser in good faith. Where there is an insufficient amount of an investment opportunity to satisfy the Fund and other investment funds and/or accounts managed by the Adviser, the allocation policy provides that allocations between the Fund and other investment funds and/or accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient amounts of an investment opportunity were available. The Adviser’s allocation policy provides that in circumstances where pro rata allocation is not practicable or possible, investment opportunities will be allocated on a random or rotational basis that is fair and equitable over time. In addition, the Adviser’s Investment Committee will review allocations. Not all other investment funds and/or accounts managed by the Adviser have the same fees and certain other investment funds and/or accounts managed by the Adviser may have a higher management fee than the Fund or a performance-based fee. If the fee structure of another investment fund and/or account is more advantageous to the Adviser than the fee structure of the Fund, the Adviser could have an incentive to favor the other fund and/or account over the Fund.

(a)(3) Compensation of the Portfolio Management Team Portfolio Manager Compensation Structure

The compensation of each portfolio manager is typically comprised of a fixed annual salary and a discretionary annual bonus determined by the Adviser. In addition, each portfolio manager may be eligible to receive a share of any fees or carried interest earned by the Adviser in any given year. Such amounts are payable by the Adviser and not by the Fund.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

   The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of March 31, 2023:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Michael Granoff	None
Frances Janis	None
Lorraine Hliboki	None
Sebastien Bowen	None
Patrick Madaus	None
Jim Rorer	None
John Stephens	None
Adam Konopolsky	None

(b) Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating and governance committee accepts and reviews shareholder nominations for trustees. A shareholder nomination for trustee may be submitted to the registrant by sending the nomination to the nominating and governance committee. The nominating and governance committee will evaluate candidates recommended by management of the registrant and by shareholders in a similar manner, as long as the recommendation submitted by a shareholder includes at a minimum: the name, address and telephone number of the recommending shareholder and information concerning the shareholder’s interests in the registrant in sufficient detail to establish that the shareholder held shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the nominating and governance committee in evaluating the recommended nominee’s qualifications to serve as a trustee. During the reporting period there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a)         The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)       There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Pomona Investment Fund

By (Signature and Title)*	/s/ Michael Granoff
Michael Granoff, President & Principal Executive Officer
(Principal Executive Officer)

Date	June 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Granoff
Michael Granoff, President & Principal Executive Officer
(Principal Executive Officer)

Date	June 8, 2023

By (Signature and Title)*	/s/ Frances Janis
Frances Janis, Treasurer and Principal Financial Officer
(Principal Financial Officer)

Date	June 8, 2023

*	Print the name and title of each signing officer under his or her signature.